MET INVESTORS SERIES TRUST

5 Park Plaza

Suite 1900

Irvine, California, 92614

December 19, 2012

Dear Contract Owner:

As an owner (“Contract Owner”) of a variable annuity or variable life insurance contract (the “Contract”) issued by Metropolitan Life Insurance Company or one of its affiliated insurance companies (each an “Insurance Company”), you have the right to instruct the Insurance Company how to vote certain shares of the Turner Mid Cap Growth Portfolio (“MIST Portfolio”) of the Met Investors Series Trust (“MIST”) at a Special Meeting of Shareholders to be held on February 22, 2013 (the “Meeting”). Although you are not directly a shareholder of MIST Portfolio, some or all of your Contract value is invested, as provided by your Contract, in MIST Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the MIST Portfolio shares that are attributable to your Contract at the Meeting. Before the Meeting, I would like your voting instructions on the important proposal described in the accompanying Prospectus/Proxy Statement.

The Prospectus/Proxy Statement describes the proposed reorganization of MIST Portfolio. All of the assets of MIST Portfolio would be acquired by BlackRock Aggressive Growth Portfolio (to be renamed Frontier Mid Cap Growth Portfolio) (“MSF Portfolio”), a series of the Metropolitan Series Fund, in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio. MSF Portfolio’s investment objective and principal investment strategies are substantially similar to that of MIST Portfolio.

You will receive shares of MSF Portfolio having an aggregate net asset value equal to the aggregate net asset value of your MIST Portfolio’s shares immediately prior to the reorganization. You will receive Class A or Class B shares of MSF Portfolio, depending on the class of shares of MIST Portfolio you currently hold. Details about MSF Portfolio’s investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Contract Owners.

The Board of Trustees of MIST has approved the proposal for MIST Portfolio and recommends that you instruct the Insurance Company to vote FOR the proposal.

I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the Meeting, you may give your voting instructions in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions by telephone or through the Internet. Instructions on how to complete the voting instructions form or vote by telephone or through the Internet are included immediately after the Notice of Special Meeting.

If you have any questions about the voting instructions form please call MIST at 1-800-638-7732. If we do not receive your completed voting instructions form or your telephone or Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Elizabeth M. Forget
President
Met Investors Series Trust

MET INVESTORS SERIES TRUST

5 Park Plaza

Suite 1900

Irvine, California 92614

Turner Mid Cap Growth Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on February 22, 2013

To the Shareholders of Turner Mid Cap Growth Portfolio:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Turner Mid Cap Growth Portfolio of Met Investors Series Trust (“MIST”), a Delaware statutory trust, will be held at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, on February 22, 2013 at 10:00 a.m. Eastern time and any adjournments thereof (the “Meeting”) for the following purpose:

1.	To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Turner Mid Cap Growth Portfolio (“MIST Portfolio”) by BlackRock Aggressive Growth Portfolio (to be renamed Frontier Mid Cap Growth Portfolio) (“MSF Portfolio”), a series of Metropolitan Series Fund, in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio. The Plan also provides for the distribution of these shares of MSF Portfolio to shareholders of MIST Portfolio in liquidation and subsequent termination of MIST Portfolio. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of MIST Portfolio.

The Board of Trustees of MIST has fixed the close of business on November 30, 2012 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

By order of the Board of Trustees

Andrew L. Gangolf
Secretary
Met Investors Series Trust

December 19, 2012

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONE OR INTERNET VOTING. INSTRUCTIONS ON HOW TO COMPLETE THE VOTING INSTRUCTIONS FORM OR VOTE BY TELEPHONE OR OVER THE INTERNET ARE INCLUDED IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT YOU PROVIDE VOTING INSTRUCTIONS PROMPTLY.

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instructions form properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the voting instructions form.

2.	JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION	VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

After completing your voting instructions form, return it in the enclosed postage-paid envelope.

INSTRUCTIONS FOR VOTING BY TELEPHONE

To vote by telephone, follow the steps below.

1.	Read the accompanying proxy information and voting instructions form.

2.	Call the Vote By Phone number provided on your voting instructions form.

3.	Follow the recorded instructions. Have your voting instructions form ready.

You do not need to return your voting instructions form if you vote by telephone.

INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote over the Internet, follow the steps below.

1.	Read the accompanying proxy information and voting instructions form.

2.	Log on to www.proxy-direct.com.

3.	Follow the on-screen instructions.

You do not need to return your voting instructions form if you vote over the Internet.

*  *  *

If you have any questions about how to provide voting instructions, please call MIST at 1-800-638-7732.

ACQUISITION OF ASSETS AND ASSUMPTION OF LIABILITIES OF

TURNER MID CAP GROWTH PORTFOLIO

a series of

Met Investors Series Trust

5 Park Plaza

Suite 1900

Irvine, California 92614

(800) 638-7732

BY AND IN EXCHANGE FOR SHARES OF

BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

a series of

Metropolitan Series Fund

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

PROSPECTUS/PROXY STATEMENT

DATED DECEMBER 19, 2012

This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the “Plan”) which will be submitted to shareholders of Turner Mid Cap Growth Portfolio (“MIST Portfolio”) for consideration at a Special Meeting of Shareholders to be held on February 22, 2013 at 10:00 a.m. Eastern time at the offices of MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), 501 Boylston Street, Boston, Massachusetts 02116, and any adjournments thereof (the “Meeting”).

GENERAL

Subject to the approval of MIST Portfolio’s shareholders, the Board of Trustees of Met Investors Series Trust (“MIST”) has approved the proposed reorganization of MIST Portfolio, which is a series of MIST, into BlackRock Aggressive Growth Portfolio (“MSF Portfolio”), a series of Metropolitan Series Fund (“MSF”). MIST Portfolio and MSF Portfolio are sometimes referred to in this Prospectus/Proxy Statement individually as a “Portfolio” and collectively as the “Portfolios.” With respect to the proposed reorganization, MIST Portfolio will be the acquired portfolio and MSF Portfolio will be the acquiring portfolio.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

Separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”) are the record owners of MIST Portfolio’s shares and at the Meeting will vote the shares of MIST Portfolio held in their separate accounts.

As an owner of a variable life insurance or annuity contract (a “Contract”) issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of MIST Portfolio at the Meeting that are attributable to your Contract. Although you are not directly a shareholder of MIST Portfolio, you have this right because some or all of your Contract value is invested, as provided by your Contract, in MIST Portfolio. For simplicity, in this Prospectus/Proxy Statement:

•	“Record Holder” of MIST Portfolio refers to each Insurance Company which holds MIST Portfolio’s shares of record, unless indicated otherwise in this Prospectus/Proxy Statement;

•	“shares” refers generally to your shares of beneficial interest in MIST Portfolio; and

•	“shareholder” or “Contract Owner” refers to you.

In the reorganization, all of the assets of MIST Portfolio will be acquired by MSF Portfolio in exchange for Class A and Class B shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio (the “Reorganization”). If the Reorganization is approved, shares of MSF Portfolio will be distributed to each Record Holder in liquidation of MIST Portfolio, and MIST Portfolio will be terminated as a series of MIST. You will receive Class A or Class B shares of MSF Portfolio, depending on the class of shares of MIST Portfolio you currently hold. Immediately after the Reorganization, you will hold that number of full and fractional shares of MSF Portfolio which have an aggregate net asset value equal to the aggregate net asset value of the shares of MIST Portfolio you held immediately before the Reorganization.

MIST Portfolio is a separate diversified series of MIST, a Delaware statutory trust, which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). MSF Portfolio is a separate diversified series of MSF, a Delaware statutory trust, which is also registered as an open-end management investment company under the 1940 Act. The primary investment objective of MIST Portfolio is substantially similar to that of MSF Portfolio, as follows:

Portfolio	Investment Objective
MIST Portfolio	Capital appreciation.
MSF Portfolio	Maximum capital appreciation.

This Prospectus/Proxy Statement explains concisely the information about MSF Portfolio that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about MIST Portfolio:	How to Obtain this Information:

Prospectus of MIST relating to MIST Portfolio, dated April 30, 2012

Statement of Additional Information of MIST relating to MIST Portfolio, dated April 30, 2012, as amended on June 6, 2012

Annual Report of MIST relating to MIST Portfolio for the year ended December 31, 2011

Semiannual Report of MIST relating to MIST Portfolio for the six month period ended June 30, 2012

Copies are available upon request and without charge if you: • Write to MIST at the address listed on the cover page of this Prospectus/Proxy Statement; or • Call (800) 638-7732 toll-free.

Information about MSF Portfolio:	How to Obtain this Information:

Prospectus of MSF relating to MSF Portfolio, dated April 30, 2012, as supplemented on November 30, 2012

Statement of Additional Information of MSF relating to MSF Portfolio, dated April 30, 2012, as amended on June 6, 2012 and November 30, 2012

Annual Report of MSF relating to MSF Portfolio for the year ended December 31, 2011

Semiannual Report of MSF relating to MSF Portfolio for the six month period ended June 30, 2012

Copies are available upon request and without charge if you: • Write to MSF at the address listed on the cover page of this Prospectus/Proxy Statement; or • Call (800) 638-7732 toll-free.

Information about the Reorganization:	How to Obtain this Information:
Statement of Additional Information dated December 19, 2012, which relates to this Prospectus/Proxy Statement and the Reorganization	A copy is available upon request and without charge if you: • Write to MSF at the address listed on the cover page of this Prospectus/Proxy Statement; or • Call (800) 638-7732 toll-free.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information relating to MIST Portfolio contained in the Prospectus of MIST dated April 30, 2012 (SEC File No. 811-10183) is incorporated by reference into this document. Information relating to MSF Portfolio contained in the Prospectus of MSF dated April 30, 2012 (SEC File No. 811-03618) is incorporated by reference into this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The Statement of Additional Information dated December 19, 2012 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the Annual Report of MSF relating to MSF Portfolio for the year ended December 31, 2011 (SEC File No. 811-03618), the Semiannual Report of MSF relating to MSF Portfolio for the six month period ended June 30, 2012 (SEC File No. 811-03618), the Annual Report of MIST relating to MIST Portfolio for the year ended December 31, 2011 (SEC File No. 811-10183), the Semiannual Report of MIST relating to MIST Portfolio for the six month period ended June 30, 2012 (SEC File No. 811-10183), and pro forma financial information of MSF relating to MSF Portfolio for the twelve month period ended June 30, 2012, is incorporated by reference into this document.

An investment in MSF Portfolio through a Contract:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of the purchase payment of your original investment

TABLE OF CONTENTS

Page
SUMMARY	5
Why is the Reorganization being proposed?	5
What are the key features of the Reorganization?	5
After the Reorganization, what shares of MSF Portfolio will I own?	5
How will the Reorganization affect me?	5
Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?	6
How do the Trustees recommend that I vote?	6
Who will be the adviser and subadviser of my Portfolio after the Reorganization?	6
How do the Portfolios’ investment objectives and principal investment strategies compare?	7
Are the risk factors for the Portfolios similar?	7
How do the Portfolios’ fees and expenses compare?	7
What will be the primary federal tax consequences of the Reorganization?	9
COMPARISON OF THE PORTFOLIOS	10
What are the principal risks of investing in each Portfolio?	10
How do the Portfolios’ investment objectives and principal investment strategies compare?	13
How do the Portfolios’ portfolio turnover rates compare?	14
How do the Portfolios’ performance records compare?	14
Who will be the adviser, subadviser and portfolio managers of my Portfolio after the Reorganization? What will the management fee be after the Reorganization?	16
INFORMATION ABOUT THE REORGANIZATION	18
Reasons for the Reorganization	18
Agreement and Plan of Reorganization	19
Federal Income Tax Consequences	20
Pro Forma Capitalization	21
Distribution of Shares	22
Purchase and Redemption Procedures	22
Exchange Privileges	23
Dividend Policy	23
Tax Information	23
Payments to Insurance Companies and Their Affiliates	23
COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS	24
Form of Organization	24
Capitalization	24
Shareholder Liability	24
Shareholder Meetings and Voting Rights	25
Liquidation	25
Liability and Indemnification of Trustees	26
VOTING INFORMATION CONCERNING THE MEETING	27
Shareholder Information	29
Control Persons and Principal Holders of Securities	29
FINANCIAL STATEMENTS AND EXPERTS	29
LEGAL MATTERS	29
ADDITIONAL INFORMATION	30
OTHER BUSINESS	30
Exhibit A—Form of Agreement and Plan of Reorganization	A-1
Exhibit B—Additional Information Regarding MSF Portfolio Following the Change in Subadviser	B-1

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY STATEMENT AND THE EXHIBIT.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the “Plan”), which is attached to this Prospectus/Proxy Statement as Exhibit A.

Why is the Reorganization being proposed?

The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife families of funds with similar investment objectives and similar principal investment strategies and that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Prior to the Reorganization, the subadviser to MSF Portfolio is expected to be changed from BlackRock Advisors, LLC (“BlackRock”) to Frontier Capital Management Company, LLC (“Frontier” or the “Subadviser”). This subadviser change is expected to occur on or about January 7, 2013. Following this change in the subadviser, MSF Portfolio will be renamed Frontier Mid Cap Growth Portfolio, but the investment objective will remain the same. The principal investment strategies are expected to be changed immediately after the change in subadviser, but they will remain substantially similar. The proposed Reorganization will allow shareholders of MIST Portfolio to own a fund that is substantially similar in style and with a greater amount of combined assets after the Reorganization. In addition, shareholders of MIST Portfolio may benefit due to the lower expenses of MSF Portfolio following the Reorganization. Moreover, following the Reorganization, MSF Portfolio may in the future benefit from lower expenses that are achieved through economies of scale. Accordingly, the Board of Trustees of MIST believes that the Reorganization is in the best interests of MIST Portfolio.

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

•	the in-kind transfer of all of the assets of MIST Portfolio to MSF Portfolio in exchange for Class A and Class B shares of MSF Portfolio;

•	the assumption by MSF Portfolio of all of the liabilities of MIST Portfolio;

•	the liquidation of MIST Portfolio by distribution of Class A and Class B shares of MSF Portfolio to MIST Portfolio’s Class A and Class B shareholders, respectively; and

•	the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about April 29, 2013.

After the Reorganization, what shares of MSF Portfolio will I own?

If you own Class A or Class B shares of MIST Portfolio, you will own Class A or Class B shares of MSF Portfolio, respectively. The new shares you receive will have the same total value as your shares of MIST Portfolio as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

MSF Portfolio’s total annual operating expenses are currently lower than the total annual operating expenses of MIST Portfolio. Following the Reorganization, on a pro forma basis MSF Portfolio’s total annual operating expenses, before and after fee waivers, are expected to be lower than the respective total annual operating expenses of MIST Portfolio and MSF Portfolio prior to the Reorganization. Total annual portfolio operating expenses for the twelve months ended June 30, 2012 for Class A and Class B shares of MIST Portfolio were 0.87% and 1.12%, respectively, while total annual portfolio operating expenses for the twelve months ended June 30, 2012 for the Class A and Class B shares of MSF Portfolio were 0.78% and 1.03%, respectively. However, as a result of the Reorganization, MSF Portfolio’s total operating expenses, after fee waivers, are expected to be 0.75% and 1.00% for Class A and Class B, respectively, on a pro forma basis.

The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. MSF Portfolio will sell its shares on a continuous basis at net asset value only to Insurance Companies. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in MSF Portfolio after the Reorganization. After the Reorganization, your Contract values will depend on the performance of MSF Portfolio rather than on that of MIST Portfolio. The costs of the Meeting or any adjourned session, and the costs associated with this proxy solicitation and the preparation of this Prospectus/Proxy Statement or any of its enclosures will be split evenly between MetLife Advisers and MIST Portfolio.

Although MIST Portfolio and MSF Portfolio have substantially similar investment objectives and principal investment strategies, some of the securities held by MIST Portfolio may be sold in order to comply with the policies and investment practices of MSF Portfolio in connection with the Reorganization. If such sales occur, the transaction costs will be borne by MIST Portfolio. Such costs are ultimately borne by the Portfolio’s shareholders but they are not expected to have a material effect on the value of your Contract.

Like MIST Portfolio, MSF Portfolio will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A and Class B shares, as applicable, of MSF Portfolio.

Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company’s separate account options, to annuitize, or to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A or Class B shares, as applicable, of MSF Portfolio. For more information, see “Purchase and Redemption Procedures,” “Exchange Privileges” and “Dividend Policy” below.

How do the Trustees recommend that I vote?

The Board of Trustees of MIST, including the Trustees who are not “interested persons” of MIST (the “Independent Trustees”), as such term is defined in the 1940 Act, has concluded that the Reorganization would be in the best interests of MIST Portfolio and that the interests of the shareholders of MIST Portfolio would not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of MIST Portfolio.

THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION

The Board of Trustees of MSF has also approved the Plan on behalf of MSF Portfolio.

Who will be the adviser and subadviser of my Portfolio after the Reorganization?

MetLife Advisers serves as the investment adviser to both Portfolios. Turner Investments, L.P. (“Turner”) serves as the subadviser to MIST Portfolio, and BlackRock currently serves as the subadviser to MSF Portfolio.

The subadviser to MSF Portfolio is expected to change from BlackRock to Frontier on or about January 7, 2013. Both MetLife Advisers and Frontier will continue to serve as the investment adviser and subadviser, respectively, to MSF Portfolio after the Reorganization. For more information, see “Comparison of the Portfolios—Who will be the adviser, subadviser and portfolio managers of my Portfolio after the Reorganization? What will the management fee be after the Reorganization?”

How do the Portfolios’ investment objectives and principal investment strategies compare?

Effective on or about January 7, 2013, Frontier is expected to assume responsibility for the day-to-day management of MSF Portfolio. The investment objective and principal investment strategies of MSF Portfolio are expected to be substantially similar to those of MIST Portfolio following Frontier’s appointment as subadviser to MSF Portfolio. The Portfolios’ differing investment objectives are not expected to impact Contract Owners. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval.

Although each Portfolio invests primarily in equity securities of mid-cap companies, there are some differences between the Portfolios. MIST Portfolio normally invests in securities of U.S. companies, while MSF Portfolio may also invest in foreign securities and American Depositary Receipts, including emerging market securities, although it generally will not invest more than 25% of its total assets in foreign securities. Furthermore, the subadviser of each Portfolio may consider different factors in analyzing the growth prospects of a potential portfolio company. For more information, see “Comparison of the Portfolios—How do the Portfolios’ investment objectives and principal investment strategies compare?” A Portfolio that fails to execute its investment strategies effectively may not meet its investment objective, which could adversely affect its performance. Moreover, a Portfolio may outperform or underperform other portfolios that employ different investment strategies. There is no assurance that the investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives.

Are the risk factors for the Portfolios similar?

Yes. The risk factors are similar due to the substantially similar investment objectives and principal investment strategies of MIST Portfolio and MSF Portfolio. For more information, see “Comparison of the Portfolios—What are the principal risks of investing in each Portfolio?”

How do the Portfolios’ fees and expenses compare?

MIST Portfolio offers two classes of shares (Class A and Class B), while MSF Portfolio offers four classes of shares (Class A, Class B, Class D and Class E). Class D and Class E shares of MSF Portfolio are not involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A and Class B shares of each of the Portfolios. The information provided for “MSF Portfolio (Pro Forma)” shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the Class A and Class B shares of MIST Portfolio and MSF Portfolio set forth in the following table and in the example are based on the expenses for each Portfolio’s Class A and Class B shares for the twelve month period ended June 30, 2012. The amounts for Class A and Class B shares of MSF Portfolio (Pro Forma) set forth in the following table and example are based on what expenses of MSF Portfolio would have been for the period ended June 30, 2012, had the Reorganization taken place as of July 1, 2011.

THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	MIST Portfolio		MSF Portfolio		MSF Portfolio (Pro Forma)
	Class A	Class B	Class A	Class B	Class A		Class B
Management Fees	0.80%	0.80%	0.73%	0.73%	0.72%		0.72%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%	None		0.25%
Other Expenses	0.07%	0.07%	0.05%	0.05%	0.04%		0.04%

Total Annual Portfolio Operating Expenses	0.87%	1.12%	0.78%	1.03%	0.76%		1.01%
Contractual Fee Waiver	None	None	None	None	(0.01	%)(a)	(0.01	%)(a)

Total Annual Portfolio Operating Expenses After Fee Waiver	0.87%	1.12%	0.78%	1.03%	0.75%		1.00%

(a)	MetLife Advisers has contractually agreed, for the period January 7, 2013 through April 30, 2014, to reduce the Management Fee for each Class of MSF Portfolio to the annual rate of 0.725% on the first $500 million of average daily net assets, 0.70% on the next $350 million, 0.675% on the next $400 million and 0.65% on amounts in excess of $1.25 billion. This arrangement may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of MSF Portfolio.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in MIST Portfolio versus MSF Portfolio and MSF Portfolio (Pro Forma), which assumes the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same and that the fee waiver for MSF Portfolio remains in effect for the specified period. The examples are for illustration only, and your actual costs may be higher or lower.

THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

Examples of Portfolio Expenses

	One Year	Three Years	Five Years	Ten Years
MIST Portfolio
Class A	$89	$278	$482	$1,073
Class B	$114	$356	$617	$1,363

MSF Portfolio
Class A	$80	$249	$433	$966
Class B	$105	$328	$569	$1,259

MSF Portfolio (Pro Forma)
Class A	$77	$242	$421	$941
Class B	$102	$321	$557	$1,235

What will be the primary federal tax consequences of the Reorganization?

Prior to and as a condition to the closing of the Reorganization, MIST Portfolio and MSF Portfolio will have received an opinion from the law firm of Sullivan & Worcester LLP that, while the matter is not entirely free from doubt: (1) no gain or loss will be recognized by MIST Portfolio or the separate accounts through which each Insurance Company owns its shares (“Record Holders”) for federal income tax purposes as a result of receiving shares of MSF Portfolio in connection with the Reorganization; (2) the holding period and aggregate tax basis of the shares of MSF Portfolio that are received by the Record Holders of MIST Portfolio will be the same as the holding period and aggregate tax basis of the shares of MIST Portfolio previously held by such Record Holders, provided that such shares of MIST Portfolio are held as capital assets; (3) the holding period and tax basis of the assets of MIST Portfolio in the hands of MSF Portfolio as a result of the Reorganization will be the same as the holding period and tax basis of such assets in the hands of MIST Portfolio immediately prior to the Reorganization; and (4) no gain or loss will be recognized by MSF Portfolio upon the receipt of the assets of MIST Portfolio in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of MIST Portfolio’s liabilities.

COMPARISON OF THE PORTFOLIOS

What are the principal risks of investing in each Portfolio?

An investment in each Portfolio is subject to certain risks. Although the Portfolios are subject to similar principal risks, there are some differences in risks. MSF Portfolio, but not MIST Portfolio, is subject to Foreign Investment Risk and Convertible Securities Risk. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. Effective on or about January 7, 2013, it is anticipated that Frontier will take over the day-to-day management of MSF Portfolio. It is also anticipated that the principal investment strategies of MSF Portfolio are expected to be changed immediately after the change in subadviser, but they will remain substantially similar. As a result, the risk factors of the Portfolios are anticipated to be substantially similar. The following discussion highlights the principal risks associated with investment in each of the Portfolios.

Principal Risks of Investing in each of the Portfolios

Market Risk

A Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by a Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of a Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by a Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by a Portfolio’s subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Portfolio Turnover Risk

The investment techniques and strategies utilized by a Portfolio might result in a high degree of portfolio turnover. In addition, a Portfolio’s turnover rates may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio’s subadviser. High portfolio turnover rates will increase a Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Principal Risk of Investing in MSF Portfolio only

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

How do the Portfolios’ investment objectives and principal investment strategies compare?

Effective on or about January 7, 2013, Frontier is expected to assume responsibility for the day-to-day management of MSF Portfolio. The investment objective and principal investment strategies of MSF Portfolio are expected to be substantially similar to those of MIST Portfolio following Frontier’s appointment as subadviser to MSF Portfolio. The Portfolios’ differing investment objectives are not expected to impact Contract Owners.

Although each Portfolio invests primarily in equity securities of mid-cap companies, there are some differences between the Portfolios. MIST Portfolio normally invests in securities of U.S. companies, while MSF Portfolio may also invest in foreign securities and American Depositary Receipts, including emerging market securities, although it generally will not invest more than 25% of its total assets in foreign securities. Furthermore, the subadviser of each Portfolio may consider different factors in analyzing the growth prospects of a potential portfolio company. A Portfolio that fails to execute its investment strategies effectively may not meet its investment objective, which could adversely affect its performance. Moreover, a Portfolio may outperform or underperform other portfolios that employ different investment strategies. There is no assurance that the investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. For a discussion of any differences in the risks of investing in each Portfolio due to any differences in their investment strategies, see “Comparison of the Portfolios—What are the principal risks of investing in each Portfolio?”

The following table summarizes a comparison of the investment objectives and principal investment strategies of MIST Portfolio and MSF Portfolio after the change in subadviser.

	MIST Portfolio	MSF Portfolio
Investment Objective	Capital appreciation.	Maximum capital appreciation.

Principal Investment Strategies	Turner, subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in common stocks and other equity securities of U.S. companies with medium market capitalizations that Turner believes have strong earnings growth potential. Mid cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index (“Midcap Growth Index”). As of December 31, 2011, the market capitalizations of companies in the Russell Midcap Index ranged from $116.71 million to $20.43 billion. These securities may be traded over the counter or listed on an exchange. It is not expected that the Portfolio will own a substantial amount of securities that pay dividends.	Frontier, subadviser to the Portfolio, invests, under normal market conditions, at least 80% of the Portfolio’s net assets in equity securities of mid-cap companies. Equity securities may include common and preferred stock and convertible securities. Frontier currently defines “mid-cap” companies as those whose market capitalizations at the time of purchase fall within the market capitalization range of companies included in either the Russell Midcap Growth Index (composed of growth stocks in the Russell Midcap Index) or the S&P MidCap 400 Index. As of September 30, 2012, the market capitalizations of companies in the Russell Midcap Index ranged from $501.24 million to $20.05 billion. As of September 30, 2012, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $501.24 million to $13.74 billion.

MIST Portfolio	MSF Portfolio

The Portfolio invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Midcap Growth Index. Investment exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Midcap Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns.

The Portfolio reserves the flexibility to also invest up to 20% of the Portfolio’s total assets in other securities across the full spectrum from small- to large-cap companies. Frontier may adjust the composition of the Portfolio as market conditions and economic outlooks change. The Portfolio typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts, including emerging market securities. The Portfolio generally will not invest more than 25% of its total assets in foreign securities.

Stock Selection

In selecting securities for the Portfolio, Frontier employs a Growth-at-a-Reasonable-Price approach to identify, in its opinion, the best risk/reward investment ideas in the U.S. equity mid-capitalization universe. Frontier believes that there are three key drivers of long-term, consistent performance. Frontier looks for companies that, in its opinion, have: (i) sound business models with strong management teams and secular growth prospects; (ii) unrecognized earnings power; and (iii) attractive valuations.

Although MIST Portfolio and MSF Portfolio have substantially similar investment objectives and principal investment strategies, some of the securities held by MIST Portfolio may be sold in order to comply with the policies and investment practices of MSF Portfolio in connection with the Reorganization. If such sales occur, the transaction costs will be borne by MIST Portfolio. Such costs are ultimately borne by the Portfolio’s shareholders but they are not expected to have a material effect on the value of your Contract.

How do the Portfolios’ portfolio turnover rates compare?

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, MIST Portfolio’s and MSF Portfolio’s portfolio turnover rates were 109.8% and 111%, respectively, of the average value of their portfolios.

How do the Portfolios’ performance records compare?

The following charts show how the Class A and Class B shares of each Portfolio, as applicable, have performed in the past. Past performance is not an indication of future results. Effective January 7, 2013, Frontier will become the subadviser to MSF Portfolio and MSF Portfolio’s investment strategies will be changed to reflect those used by Frontier. Therefore, the performance information set forth below for MSF Portfolio reflects the management of MSF Portfolio’s prior subadvisers using different investment strategies than those employed by Frontier.

PAST PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

The bar charts below show the performance of each Portfolio’s Class A shares for the last ten full calendar years or since inception, as applicable, and indicates how each Portfolio has varied from year to year. These charts include the effects of Portfolio expenses. MIST Portfolio and MSF Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

Year-by-Year Total Return as of December 31 of Each Year

MIST Portfolio Class A Shares

Highest Quarter:             3rd – 2009             22.61%

Lowest Quarter:             4th – 2008             -28.52%

MSF Portfolio Class A Shares

Highest Quarter:             3rd – 2009             20.55%

Lowest Quarter:             4th – 2008             -28.60%

The next set of tables lists the average annual total return of the Class A and Class B shares of MIST Portfolio for the one- and five-year periods and since inception (ended December 31, 2011) and Class A and Class B shares of MSF Portfolio for the one-, five- and ten-year periods (ended December 31, 2011). These tables include the effects of portfolio expenses and compare each Portfolio’s average annual compounded total returns for each class with index returns. A description of the relevant index can be found following the table. It is not possible to invest directly in an index.

Average Annual Total Return as of December 31, 2011

MIST Portfolio	1 Year	5 Years	Since Inception	Inception Date
Class A shares	-7.19%	2.41%	5.43%	5-1-04
Class B shares	-7.46%	2.14%	5.18%	5-1-04
Russell Midcap Growth Index (reflects no deduction for mutual fund fees or expenses)	-1.65%	2.44%	6.20%*

*	Index performance is from 5-1-04.

MSF Portfolio	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A Shares	-3.00%	1.81%	3.89%	—	—
Class B Shares	-3.24%	1.55%	—	4.12%	5-1-04
Russell Midcap Growth Index (reflects no deduction for mutual fund fees or expenses)	-1.65%	2.44%	5.29%	—	—

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values.

For a detailed discussion of the manner of calculating total return, please see the Statement of Additional Information for MSF Portfolio. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Important information about MSF Portfolio is also contained in management’s discussion of MSF Portfolio performance which appears in the most recent Annual Report of MSF relating to MSF Portfolio.

Who will be the adviser, subadviser and portfolio managers of my Portfolio after the Reorganization? What will the management fee be after the Reorganization?

Management of the Portfolios

The overall management of MIST Portfolio and of MSF Portfolio is the responsibility of, and is supervised by, the Board of Trustees of MIST and the Board of Trustees of MSF, respectively.

Adviser

MetLife Advisers, LLC is the investment manager for MIST Portfolio and MSF Portfolio and will continue as the investment manager for MSF Portfolio after the Reorganization. MetLife Advisers selects and pays the fees of the Subadviser for each Portfolio and monitors the Subadviser’s investment program. MetLife Investors Group, Inc., an affiliate of MetLife, owns all of the outstanding common shares of MetLife Advisers.

Facts about MetLife Advisers:

•	MetLife Advisers is an affiliate of MetLife.

•

MetLife Advisers manages a family of investment portfolios sold to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $132.68 billion as of September 30, 2012.

•	MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116.

MIST and MSF each rely on an exemptive order from the SEC that permits MetLife Advisers to enter into a new subadvisory agreement with either a current or a new subadviser that is not an affiliate of MetLife Advisers or MIST or MSF, as the case may be, without obtaining shareholder approval. The Trustees of MIST or MSF, as applicable, must approve any new subadvisory agreements entered into in reliance on the exemptive order, and MIST and MSF must comply with certain other conditions set forth in the order.

The exemptive order also permits MIST and MSF to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after certain events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Trustees of MIST or MSF, as applicable. MIST and MSF, as applicable, will notify shareholders of any subadviser changes and any other event of which notification is required under the exemptive order.

Subadviser

Turner is the investment subadviser to MIST Portfolio, and BlackRock currently is the investment subadviser to MSF Portfolio. Effective on or about January 7, 2013, Frontier is expected to become the investment subadviser to MSF Portfolio, and it will continue as the investment subadviser to MSF Portfolio after the Reorganization. In connection with the change in investment subadviser, MSF Portfolio’s name will be changed to the Frontier Mid Cap Growth Portfolio. Pursuant to a Subadvisory Agreement with MetLife Advisers, the Subadviser continuously furnishes an investment program for the Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of portfolio transactions.

Facts about the Subadviser:

•	The Subadviser is a Delaware limited liability company with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc.

•	The Subadviser had assets under management of approximately $9.7 billion as of September 30, 2012.

•	The Subadviser is located at 99 Summer Street, Boston, Massachusetts 02110.

Portfolio Management

Stephen M. Knightly, CFA, President of Frontier, will be the lead portfolio manager of the Portfolio, and Christopher J. Scarpa, Vice President of Frontier, will be portfolio manager of the Portfolio as of January 2013. Mr. Knightly joined Frontier in 1992. He has been the lead portfolio manager for Frontier’s mid-cap growth portfolios since 2005. Christopher J. Scarpa joined Frontier in 2001 as an equity research analyst. He assumed assistant portfolio management responsibilities for Frontier’s mid-cap growth portfolios in 2010.

Please refer to MSF’s Statement of Additional Information for information about the portfolio managers’ compensation, other accounts managed and ownership of securities in MSF Portfolio.

Management Fees

For its management and supervision of the daily business affairs of MSF Portfolio, MetLife Advisers is entitled to receive a monthly fee at an annual rate of a percentage of the Portfolio’s average daily net assets as follows: 0.75% for the first $500 million of the Portfolio’s average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of 0.73% of the Portfolio’s average daily net assets.

MetLife Advisers has contractually agreed, for the period January 7, 2013 through April 30, 2014, to reduce the management fee for each Class of MSF Portfolio to the annual rate of 0.725% on the first $500 million of average daily net assets, 0.70% on the next $350 million, 0.675% on the next $400 million and 0.65% on amounts in excess of $1.25 billion. This arrangement may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of MSF Portfolio.

MetLife Advisers pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reducing the number of overlapping portfolios is expected to eliminate some redundancy within the families of funds. Effective January 7, 2013, Frontier is expected to become the subadviser to MSF Portfolio and MSF Portfolio is expected to change its principal investment strategies accordingly.

At a meeting held on November 12-13, 2012, all of the Trustees of MIST, including the Independent Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of MIST Portfolio, and that the interests of existing shareholders of MIST Portfolio will not be diluted as a result of the Reorganization.

Before approving the Plan, the Trustees evaluated extensive information that was provided by the management of MIST Portfolio about the Portfolios and the terms of the proposed Reorganization. The information provided by management showed that the Reorganization presented the potential for current MIST Portfolio’s shareholders to pursue the same investment objectives in a Portfolio with lower overall expenses. Moreover, the combination of the two Portfolios with substantially similar investment objectives and principal investment strategies is expected to result in operational efficiencies for MSF Portfolio following the Reorganization, although no assurance can be given that these efficiencies will be achieved.

Moreover, the combination of the two Portfolios with substantially similar investment objectives and principal investment strategies is expected to result in operational efficiencies for MSF Portfolio following the Reorganization, although no assurance can be given that these efficiencies will be achieved. Furthermore, MSF Portfolio outperformed the MIST Portfolio for the one-year period ended December 31, 2011, although it underperformed for the five-year period. The Board considered the potential impact to performance from the change in subadviser to MSF Portfolio and the use of different investment strategies.

In addition, the Trustees considered, among other things:

•	the terms and conditions of the Reorganization;

•	the fact that the Reorganization would not result in the dilution of the interests of the shareholders of MIST Portfolio;

•

the fact that MIST Portfolio and MSF Portfolio have substantially similar investment objectives and principal investment strategies, although there are some differences in the strategies of Portfolios;

•

the fact that all of the costs of the Meeting and any adjourned session, all of the costs associated with this proxy solicitation and all of the expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures will be split evenly between MetLife Advisers and MIST Portfolio;

•	the fact that the costs of the Reorganization borne by MIST Portfolio should be offset by the expected savings to the shareholders of MIST Portfolio from the Reorganization;

•	the anticipated transaction costs associated with the Reorganization;

•	the fact that MSF Portfolio will assume all of the liabilities of MIST Portfolio;

•	the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

•	alternatives available to shareholders of MIST Portfolio, including the ability to exchange their shares for shares of other funds that are offered as investment options under their Contracts.

During their consideration of the Reorganization, the Trustees of MIST met with counsel to MIST and independent legal counsel to the Independent Trustees regarding the legal issues involved.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any particular benefit will in fact be realized, the Trustees of MIST concluded that the proposed Reorganization would be in the best interests of MIST Portfolio. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of MIST Portfolio for approval.

The Trustees of MSF, including the Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, also considered and approved the Reorganization, including the Plan, on behalf of MSF Portfolio based upon determinations that the Reorganization is in the best interests of MSF Portfolio and that the interests of the existing shareholders of MSF Portfolio would not be diluted as a result of the Reorganization. The Trustees of MSF also approved the appointment of Frontier as subadviser to MSF Portfolio, effective on or about January 7, 2013.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan provides that all of the assets of MIST Portfolio will be acquired by MSF Portfolio in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of all of the liabilities of MIST Portfolio on or about April 29, 2013 or such other date as may be agreed upon by the parties (the “Closing Date”). MIST Portfolio will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually at 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the “Valuation Date”).

On or prior to the Closing Date, MIST Portfolio will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio’s Record Holders all of the Portfolio’s investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the Portfolio’s net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

The number of full and fractional Class A and Class B shares of MSF Portfolio to be received by the Record Holders of MIST Portfolio will be determined by dividing the net asset value of the Class A and Class B shares of MIST Portfolio by the net asset value of one share of the corresponding class of MSF Portfolio. These computations will take place as of the Valuation Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of MSF Portfolio, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.

As soon after the Closing Date as conveniently practicable, MIST Portfolio will liquidate and distribute pro rata to the Record Holders as of the close of business on the Valuation Date the full and fractional shares of MSF Portfolio received by MIST Portfolio. The liquidation and distribution will be accomplished by the establishment of accounts in the names of MIST Portfolio’s Record Holders on MSF Portfolio’s share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of MSF Portfolio due to MIST Portfolio’s Record Holders. All issued and outstanding shares of MIST Portfolio will be canceled.

The shares of MSF Portfolio to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, MIST Portfolio will be terminated as a series of MIST.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by MIST Portfolio’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including an opinion to the effect that, while the matter is not entirely free from doubt, the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. Notwithstanding approval of MIST Portfolio’s shareholders, the Plan may be terminated (a) by the mutual agreement of MIST Portfolio and MSF Portfolio or (b) at or prior to the Closing Date by either party (1) because of a material breach by the other party of any representation, warranty, covenant or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

If the Reorganization is consummated, the costs of the Meeting or any adjourned session, and the costs associated with this proxy solicitation (including the cost of any proxy-soliciting agent) and the preparation of this Prospectus/Proxy Statement or any of its enclosures will be split evenly between MetLife Advisers and MIST Portfolio. If the Reorganization is not consummated, no portion of these costs will be borne directly or indirectly by MIST Portfolio, MSF Portfolio or their shareholders. MetLife Advisers or one of its affiliates will pay such costs.

If MIST Portfolio’s shareholders do not approve the Reorganization, the Trustees of MIST will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, MIST Portfolio and MSF Portfolio will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization, and while the matter is not entirely free from doubt:

(1)	The transfer of all of the assets of MIST Portfolio solely in exchange for shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio, followed by the distribution of MSF Portfolio’s shares to the Record Holders of MIST Portfolio in dissolution and liquidation of MIST Portfolio, will constitute a “reorganization” within the meaning of section 368(a) of the Code, and MIST Portfolio and MSF Portfolio will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)	No gain or loss will be recognized by MSF Portfolio upon the receipt of the assets of MIST Portfolio solely in exchange for the shares of MSF Portfolio and the assumption by MSF Portfolio of the liabilities of MIST Portfolio;

(3)	No gain or loss will be recognized by MIST Portfolio on the transfer of its assets to MSF Portfolio in exchange for MSF Portfolio’s shares and the assumption by MSF Portfolio of the liabilities of MIST Portfolio or upon the distribution (whether actual or constructive) of MSF Portfolio’s shares to MIST Portfolio’s Record Holders in exchange for their shares of MIST Portfolio;

(4)	No gain or loss will be recognized by MIST Portfolio’s Record Holders upon the exchange of their shares of MIST Portfolio for shares of MSF Portfolio in liquidation of MIST Portfolio;

(5)	The aggregate tax basis of the shares of MSF Portfolio received by each Record Holder of MIST Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of

MIST Portfolio held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of MSF Portfolio received by each Record Holder of MIST Portfolio will include the period during which the shares of MIST Portfolio exchanged therefor were held (provided that the shares of MIST Portfolio were held as a capital asset on the date of the Reorganization);

(6)	The tax basis of the assets of MIST Portfolio acquired by MSF Portfolio will be the same as the tax basis of such assets to MIST Portfolio immediately prior to the Reorganization, and the holding period of such assets in the hands of MSF Portfolio will include the period during which the assets were held by MIST Portfolio; and

(7)	MSF Portfolio will succeed to and take into account the capital loss carryovers, if any, of MIST Portfolio described in Section 381(c) of the Code. MSF Portfolio will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of MIST Portfolio would recognize a taxable gain or loss equal to the difference between its tax basis in its MIST Portfolio shares and the fair market value of the shares of MSF Portfolio it received. However, assuming each Contract that holds interests in a Record Holder is treated as a variable annuity for federal income tax purposes, each Contract Owner would not recognize taxable income in that event.

MSF Portfolio’s utilization after the Reorganization of any pre-Reorganization realized or built-in losses of MIST Portfolio to offset gains realized by MSF Portfolio could be subject to limitation in future years.

Pro Forma Capitalization

The following table sets forth the capitalization of MIST Portfolio and MSF Portfolio as of June 30, 2012 and the capitalization of MSF Portfolio on a pro forma basis as of that date, giving effect to the proposed acquisition of the assets and assumption of the liabilities of MIST Portfolio by MSF Portfolio at net asset value. The pro forma data reflects an exchange ratio of approximately 0.4134 Class A and 0.4265 Class B shares of MSF Portfolio for each Class A and Class B share of MIST Portfolio, respectively.

Capitalization of MIST Portfolio, MSF Portfolio and MSF Portfolio (Pro Forma)

	MIST Portfolio	MSF Portfolio	Adjustments		MSF Portfolio Pro Forma (After Reorganization)
Net Assets
Class A	$77,337,850	$575,809,319	($46,049	)*	$653,101,120
Class B	$102,303,017	$83,004,616	($13,065	)*	$185,294,568
Class D	—	$108,220,780	($7,630	)*	$108,213,150
Class E	—	$10,733,482	($756	)*	$10,732,726
Total Net Assets	$179,640,867	$777,768,197	($67,500)		$957,341,564

Net Asset Value Per Share
Class A	$11.39	$27.55			$27.54
Class B	$11.12	$26.07			$26.07
Class D	—	$27.29			$27.28
Class E	—	$27.24			$27.24

	MIST Portfolio	MSF Portfolio	Adjustments		MSF Portfolio Pro Forma (After Reorganization)
Shares Outstanding
Class A	6,789,661	20,903,392	(3,982,480	)(a)	23,710,573
Class B	9,199,484	3,184,352	(5,275,318	)(a)	7,108,518
Class D	—	3,966,230	—		3,966,230
Class E	—	393,965	—		393,965
Total Shares Outstanding	15,989,145	28,447,939	(9,257,798	)(a)	35,179,286

*	Reflects $67,500 of merger related expenses, which will be paid by MIST Portfolio.

(a)	Reflects change in shares outstanding due to issuance of Class A and Class B shares of MSF Portfolio in exchange for Class A and Class B shares, respectively, of MIST Portfolio based upon the net asset value of MSF Portfolio’s Class A and Class B shares at June 30, 2012.

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

Distribution of Shares

All portfolios of MSF sell shares to the separate accounts of the Insurance Companies as a funding vehicle for the Contracts offered by the Insurance Companies. Expenses of MSF Portfolio are passed through to the Insurance Company’s separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Insurance Company Contract Prospectus describes all fees and charges relating to a Contract.) MSF Portfolio may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of MSF.

MetLife Investors Distribution Company (“MID”), an affiliate of MetLife, serves as the distributor for MSF’s shares. The address of MID is 5 Park Plaza, Irvine, California 96214. MID and its affiliates distribute the Contracts, and MSF Portfolio’s shares underlying such Contracts, directly and through broker-dealers, banks or other financial intermediaries. MIST Portfolio currently offers Class A and Class B shares, while MSF currently offers Class A, Class B, Class D and Class E shares. Each Class bears its own distribution expenses, if any.

In the proposed Reorganization, shareholders of MIST Portfolio owning Class A or Class B shares will receive Class A or Class B shares, respectively, of MSF Portfolio. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of either Portfolio.

Class B shares of each Portfolio are sold at net asset value without any initial or deferred sales charges. A Rule 12b-1 plan has been adopted for the Class B shares of each Portfolio under which the Portfolio may pay for distribution-related expenses at an annual rate of 0.25% of average daily net assets attributable to the Class.

In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which MSF Portfolio serves as an investment vehicle. More detailed descriptions of the classes of shares and the distribution arrangements applicable to each class of shares are contained in the Prospectus and Statement of Additional Information relating to MSF Portfolio.

Purchase and Redemption Procedures

The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of a Portfolio. No fee is charged by a Portfolio for selling (redeeming) shares. The Contract

Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. A Portfolio buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

MID and its affiliates place orders for the purchase or redemption of shares of MSF Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders received before the close of trading on the New York Stock Exchange are effected at the net asset value per share for MSF Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. Orders received after the close of trading on the New York Stock Exchange are effected at the net asset value per share for MSF Portfolio determined on the following business day, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

Exchange Privileges

The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by MSF.

Dividend Policy

Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income, including any short-term capital gains, to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

Each Portfolio has qualified, and MSF Portfolio intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its Record Holders, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its Record Holders.

Tax Information

No discussion is included here as to the federal income tax consequences at the shareholder level because the separate accounts are the only Record Holders of the Portfolios’ shares. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

Neither Portfolio is sold directly to the general public but instead each Portfolio is offered as an underlying investment option for Contracts issued by Insurance Companies that are affiliated with the Portfolios and MetLife Advisers. As a result of these affiliations, the Insurance Companies may benefit more from offering a Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolios and their related companies may also make payments to the sponsoring Insurance Companies (or their affiliates) for distribution and/or other services. The benefits to the Insurance Companies of offering the Portfolios over unaffiliated portfolios and these payments may be factors that the Insurance Companies consider in including the Portfolios as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

As Delaware statutory trusts, the operations of MIST and MSF are governed by their respective Agreements and Declarations of Trust and By-Laws, and applicable Delaware and federal law. Shareholders of MIST Portfolio who are entitled to instruct the Insurance Companies to vote at the Meeting may obtain a copy of MSF’s Agreement and Declaration of Trust and By-Laws, without charge, upon written or oral request to MSF at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement. Any discussion of the “Trust” in this section refers to each of MIST and MSF and its Agreement and Declaration of Trust.

Form of Organization

As noted above, MIST and MSF are each organized as a Delaware statutory trust. MIST and MSF are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of MIST consist of MIST Portfolio and other mutual funds of various asset classes; the series of MSF consist of MSF Portfolio and other mutual funds of various asset classes. MIST and MSF currently offer certain shares of their portfolios to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by certain insurance companies. Each is governed by its applicable Agreement and Declaration of Trust, By-Laws, Board of Trustees and Delaware and federal law.

Capitalization

The beneficial interests in MIST are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share, of one or more series. The beneficial interests in MSF are represented by an unlimited number of transferable shares of beneficial interest, $0.00001 par value per share, of one or more series. The Agreement and Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Portfolio.

Shares of MIST Portfolio are currently only offered in two classes (Class A and Class B), while shares of MSF Portfolio are currently only offered in four classes (Class A, Class B, Class D and Class E). Shares of each class of a Portfolio represent an equal pro rata interest in the Portfolio with each other share of that class. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the applicable Trustees.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Agreement and Declaration of Trust of the Trust (a) provides that no shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other person or persons in connection with the assets or the affairs of the Trust, or any Portfolio of the Trust, (b) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets and property of the Trust, or the particular Portfolio in question, as the case may be, and the obligation is not binding upon the shareholders of the Trust individually; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder individually; and (c) provides for indemnification out of the Trust’s property of any shareholder held personally liable for the obligations or liabilities of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment solely because of his or her status as a shareholder of the Trust is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust solely because of his or her status as a shareholder is remote.

Shareholder Meetings and Voting Rights

Neither MIST on behalf of MIST Portfolio nor MSF on behalf of MSF Portfolio is required to hold annual meetings of shareholders and neither expects to do so. MIST and MSF are each required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class. Cumulative voting is not permitted in the election of Trustees of MIST or of MSF.

Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to each of MIST and MSF, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders’ meeting but any lesser number is sufficient for adjourned sessions. Except when a larger vote is required by applicable law or the applicable governing documents, when a quorum is present at any meeting of MIST or MSF, as the case may be, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee.

A Trustee of MIST or MSF may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of MIST or MSF, as the case may be. In addition, a Trustee of MIST or MSF may be removed with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees of MIST or MSF, as the case may be, prior to such removal.

Under the Agreement and Declaration of Trust of the Trust, shareholders are entitled to one vote for each share, and a fractional vote for each fraction of a share, held as to any matters on which the share is entitled to vote.

The Agreement and Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) cause the Trust to merge or consolidate with or into or transfer its assets and any liabilities to one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation or transfer of assets and any liabilities) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, unless otherwise permitted under the 1940 Act, (2) cause any one or more Portfolio (or class) of the Trust to merge or consolidate with or into or transfer its assets and any liabilities to any one or more other Portfolio (or class) of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations or corporations, (3) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law or (4) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. Under the Agreement and Declaration of Trust of the Trust, the Trustees may also terminate the Trust, a Portfolio of the Trust, or a class of shares upon written notice to the shareholders of the Trust, such Portfolio or class, as the case may be.

Liquidation

In the event of the liquidation of MIST or MSF, a Portfolio, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to MIST or MSF, the

Portfolio or attributable to the class over the liabilities belonging to MIST or MSF, the Portfolio or attributable to the class, as applicable. The assets so distributable will be distributed among the shareholders in proportion to the number of shares of the Portfolio or class of a Portfolio held by them on the date of distribution.

Liability and Indemnification of Trustees

Under the Agreement and Declaration of Trust of the Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Agreement and Declaration of Trust of the Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties as a Trustee; and (3) in a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful (collectively, “disabling conduct”). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. A Portfolio may also advance money to a Trustee for expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Agreements and Declarations of Trust of MIST and MSF, their By-Laws and Delaware and federal law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Agreements and Declarations of Trust, By-Laws and Delaware and federal law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is being sent to shareholders of MIST Portfolio in connection with a solicitation of voting instructions by the Trustees of MIST, to be used at the Meeting to be held at 10:00 a.m. Eastern time, February 22, 2013, at the offices of MetLife Advisers, 501 Boylston Street, Boston, Massachusetts 02116, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of MIST Portfolio on or about January 4, 2013.

The Board of Trustees of MIST has fixed the close of business on November 30, 2012 as the record date (the “Record Date”) for determining the shareholders of MIST Portfolio entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of MIST Portfolio, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of MIST Portfolio. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of MIST Portfolio for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of MIST Portfolio held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of MIST Portfolio is entitled to one vote and any fractional share is entitled to a fractional vote.

If you wish to give voting instructions, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by telephone or over the Internet by following the instructions that appear on the voting instructions form or attend the Meeting in person and provide your voting instructions to the relevant Insurance Company. Instructions on how to complete the voting instructions form or vote by telephone or over the Internet are included immediately after the Notice of Special Meeting.

If an enclosed voting instructions form is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by mailing a written revocation or later voting instructions form to MIST at 501 Boylston Street, Boston, Massachusetts 02116 or by re-voting by calling the Vote By Phone number provided on your voting instructions form or accessing www.proxy-direct.com. You may also attend the Meeting in person to revoke previously provided voting instructions and to provide new voting instructions.

Unless revoked, all valid voting instructions received in time to be voted at the Meeting will be voted, or the Insurance Company will abstain from voting, in accordance with such voting instructions. If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

•

Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. MIST has been advised that shares of MIST Portfolio held in the general account or unregistered separate accounts of the Insurance Companies will be represented at the Meeting by the Record Holders and voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a small number of Contract Owners may determine the outcome of a vote.

Approval of the Plan will require the affirmative vote of a majority of the shares of MIST Portfolio outstanding at the close of business on the Record Date. The term “majority of the outstanding shares” of MIST Portfolio means the lesser of (a) the holders of 67% or more of the shares of MIST Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of MIST Portfolio. Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. For this reason, abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Plan. As of the Record Date, the shareholders of record of MIST Portfolio were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Agreement and Declaration of Trust of MIST.

Voting instructions will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but voting instructions may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers and employees of MetLife Advisers, its affiliates or other representatives of MIST (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, MIST’s proxy solicitor. The costs of engaging Computershare Fund Services are anticipated to be approximately $3,107. All of the proxy solicitation costs and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be split evenly between MetLife Advisers and MIST Portfolio.

If shareholders of MIST Portfolio do not vote to approve the Reorganization, the Trustees of MIST will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder of MIST Portfolio who objects to the proposed Reorganization will not be entitled under either Delaware law or the Agreement and Declaration of Trust of MIST to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

MIST does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of MIST at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by MIST in a reasonable period of time prior to that meeting.

The votes of the shareholders of MSF Portfolio are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Shareholder Information

The Record Holders of MIST Portfolio on the Record Date will be entitled to be present and vote at the Meeting with respect to shares of MIST Portfolio owned as of the Record Date. As of the Record Date, the total number of shares of MIST Portfolio outstanding and entitled to vote was as follows:

Number of Shares
Class A	6,996,020.848
Class B	8,816,634.922

As of the Record Date, there were no shares of MSF Portfolio entitled to vote at the Meeting.

As of November 30, 2012, the officers and Trustees of MIST and the officers and Trustees of MSF beneficially owned as a group less than 1% of the outstanding shares of MIST Portfolio and MSF Portfolio, respectively.

Control Persons and Principal Holders of Securities

The Insurance Companies have advised MIST and MSF that as of November 30, 2012 there were no persons owning Contracts which would entitle them to instruct the Insurance Companies with respect to more than 5% of the shares of MIST Portfolio and MSF Portfolio, respectively.

All of the shares of MIST Portfolio and MSF Portfolio are held of record by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Shares of the Portfolios are not offered for direct purchase by the investing public. Because the Insurance Companies through their separate accounts own 100% of the shares of MIST Portfolio and MSF Portfolio, they may be deemed to be in control (as that term is defined in the 1940 Act) of the Portfolios. However, the Insurance Companies will vote their shares in accordance with instructions received from Contract Owners who are entitled to instruct the Insurance Companies how to vote their shares of MIST Portfolio.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of each of MIST Portfolio (SEC File No. 811-10183) and MSF Portfolio (SEC File No. 811-03618) as of and for the year ended December 31, 2011, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference in the Registration Statement of which this Prospectus/Proxy Statement is a part. The financial statements and financial highlights for the periods indicated therein that have been incorporated by reference in the Registration Statement of which this Prospectus/Proxy Statement is a part have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated by reference herein, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of MSF Portfolio will be passed upon by Sullivan & Worcester LLP.

ADDITIONAL INFORMATION

MIST and MSF are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Regional Offices located at 3475 Lenox Road, NE, Suite 1000, Atlanta, GA 30326; 33 Arch Street, 23rd Floor, Boston, MA 02110; 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500, Denver, CO 80202; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; 801 Brickell Avenue, Suite 1800, Miami, FL 33131; 3 World Financial Center, Suite 400, New York, NY 10281; 701 Market Street, Suite 2000, Philadelphia, PA 19106; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

OTHER BUSINESS

The Trustees of MIST do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE TRUSTEES OF MIST RECOMMEND APPROVAL OF THE PLAN AND ANY PROPERLY EXECUTED BUT UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

December 19, 2012

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of             , by and among (i) Met Investors Series Trust (the “Acquired Trust”), a Delaware statutory trust established under an Agreement and Declaration of Trust dated July 27, 2000, as amended and restated and in effect on the date hereof, on behalf of Turner Mid Cap Growth Portfolio (the “Acquired Portfolio”), a series of the Acquired Trust, (ii) Metropolitan Series Fund (the “Acquiring Trust”), a Delaware statutory trust established under an Agreement and Declaration of Trust dated February 16, 2012 and in effect on the date hereof, on behalf of BlackRock Aggressive Growth Portfolio (to be renamed Frontier Mid Cap Growth Portfolio) (the “Acquiring Portfolio”), a series of the Acquiring Trust, and (iii), solely with respect to paragraphs 9.1 and 9.2, MetLife Advisers, LLC (“MetLife Advisers”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Portfolio in exchange solely for shares of beneficial interest of the Acquiring Portfolio, the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio and the distribution of such shares of the Acquiring Portfolio to the shareholders of the Acquired Portfolio in liquidation of the Acquired Portfolio, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF ACQUIRED PORTFOLIO IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF ACQUIRED PORTFOLIO.

1.1	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

(a)	The Acquired Trust, on behalf of the Acquired Portfolio, will transfer and deliver to the Acquiring Portfolio, and the Acquiring Portfolio will acquire, all the assets of the Acquired Portfolio as set forth in paragraph 1.2;

(b)	The Acquiring Portfolio will assume all of the Acquired Portfolio’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Portfolio, including indemnification of the officers and trustees of the Acquired Portfolio in connection with their actions related to this transaction (collectively, the “Obligations”); and

(c)	The Acquiring Portfolio will issue and deliver to the Acquired Portfolio in exchange for such assets (i) the number of full and fractional shares of each class of shares of the Acquiring Portfolio determined by dividing the net asset value of the respective class of shares of the Acquired Portfolio, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one share of the respective class of the Acquiring Portfolio, computed in the manner and as of the time and date set forth in paragraph 2.2, (with the shares of the Acquiring Portfolio to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the “Acquiring Portfolio Shares”). Holders of Class A or Class B shares of the Acquired Portfolio will receive Class A or Class B shares, respectively, of the Acquiring Portfolio. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2	The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Portfolio on the closing date provided in paragraph 3.1 (the “Closing Date”), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Portfolio on the Closing Date.

1.3	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Portfolio will liquidate and distribute to its shareholders of record (the “Acquired Portfolio Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to paragraph 1.1. Each Acquired Portfolio Shareholder shall be entitled to receive that proportion of each class of Acquiring Portfolio Shares (consisting, in the case of each Acquired Portfolio Shareholder, of Acquiring Portfolio Shares of the same designated class as the shares of the Acquired Portfolio which such Acquired Portfolio Shareholder holds) which the number of shares of that class of the Acquired Portfolio held by such Acquired Portfolio Shareholder bears to the total number of shares of that class of the Acquired Portfolio outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders and representing the respective number of Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio shall not be obligated to issue certificates representing Acquiring Portfolio Shares in connection with such exchange.

1.4	With respect to Acquiring Portfolio Shares distributable pursuant to paragraph 1.3 to an Acquired Portfolio Shareholder holding a certificate or certificates for shares of the Acquired Portfolio, if any, on the Valuation Date, the Acquiring Trust will not permit such Shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Portfolio Shares for shares of other investment companies, effect an account transfer of such Acquiring Portfolio Shares, or pledge or redeem such Acquiring Portfolio Shares until the Acquiring Trust has been notified by the Acquired Portfolio or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Portfolio shares or, in the event of lost certificates, posted adequate bond.

1.5	Any obligation of the Acquired Portfolio to make filings with governmental authorities is and shall remain the responsibility of the Acquired Portfolio through the Closing Date and up to and including such later date on which the Acquired Portfolio is terminated.

1.6	As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Portfolio shall furnish to the Acquiring Portfolio, in such form as is reasonably satisfactory to the Acquiring Portfolio, a statement of the earnings and profits of the Acquired Portfolio for federal income tax purposes that will be carried over by the Acquiring Portfolio as a result of Section 381 of the Code, and certified by the Treasurer of the Acquired Trust.

1.7	As promptly as possible after the Closing Date, the Acquired Portfolio shall be terminated pursuant to the provisions of the laws of the State of Delaware, and, after the Closing Date, the Acquired Portfolio shall not conduct any business except in connection with its liquidation.

2.	VALUATION.

2.1	For the purpose of paragraph 1, the value of the assets of a class of shares of the Acquired Portfolio shall be the net asset value of such class of the Acquired Portfolio computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust, and shall be certified by an authorized officer of the Acquired Trust.

2.2	For the purpose of paragraph 1, the net asset value of a share of a class of the Acquiring Portfolio shall be the net asset value per share of such class computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust.

3.	CLOSING AND CLOSING DATE.

3.1	The Closing Date shall be on April 29, 2013, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of MetLife Advisers, located at 501 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2	The portfolio securities of the Acquired Portfolio shall be made available by the Acquired Portfolio to State Street Bank and Trust Company, as custodian for the Acquiring Portfolio (the “Custodian”), for examination no later than thirty days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Portfolio’s cash shall be delivered by the Acquired Portfolio to the Custodian for the account of the Acquiring Portfolio, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for BlackRock Aggressive Growth Portfolio, a series of Metropolitan Series Fund”.

3.3	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Acquired Trust or the Acquiring Trust upon the giving of written notice to the other party.

3.4	At the Closing, the Acquired Portfolio or its transfer agent shall deliver to the Acquiring Portfolio or its designated agent a list of the names and addresses of the Acquired Portfolio Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Portfolio owned by each Acquired Portfolio Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Acquired Trust. The Acquiring Trust shall provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that the Acquiring Portfolio Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio. On the Liquidation Date, the Acquiring Trust shall provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited pro rata to open accounts in the names of the Acquired Portfolio Shareholders as provided in paragraph 1.3.

3.5	At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1	The Acquired Trust, on behalf of the Acquired Portfolio, represents and warrants the following to the Acquiring Trust and to the Acquiring Portfolio as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

(b)	The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Portfolio is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Acquired Trust’s Agreement and Declaration of Trust and the 1940 Act;

(c)	The Acquired Trust is not in violation in any material respect of any provision of its Agreement and Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which the Acquired Portfolio is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Portfolio or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Portfolio;

(e)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Portfolio, any of its properties or assets, or any person whom the Acquired Portfolio may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The unaudited statement of assets and liabilities as of June 30, 2012, the unaudited statement of operations for the six months ended June 30, 2012, the unaudited statement of changes in net assets for the six months ended June 30, 2012, and the unaudited schedule of investments as of June 30, 2012, of the Acquired Portfolio, copies of which will be furnished to the Acquiring Portfolio prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquired Portfolio as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Portfolio has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since June 30, 2012;

(g)	Since June 30, 2012, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Portfolio of indebtedness, except as disclosed in writing to the Acquiring Portfolio. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	By the Closing Date, all federal and other tax returns and reports of the Acquired Portfolio required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquired Portfolio shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

(i)	For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Portfolio has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code, for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Acquired Trust nor the Acquired Portfolio has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Portfolio is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(j)	The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of such number of different series as the Board of Trustees of the Acquired Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Portfolio are Class A and Class B shares, and at the Closing Date will be Class A and Class B shares, having the characteristics described in the Acquired Portfolio’s then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Portfolio Prospectus”). All issued and outstanding shares of the Acquired Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Portfolio Prospectus), non-assessable by the Acquired Portfolio and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Portfolio are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Portfolio’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Portfolio Prospectus, except as previously disclosed in writing to and accepted by the Acquiring Portfolio;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Acquired Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Portfolio, this Agreement will constitute the valid and binding obligation of the Acquired Portfolio enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquiring Portfolio Shares to be issued to the Acquired Portfolio pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Portfolio Shareholders as provided in paragraph 1.3;

(n)

The information provided by the Acquired Portfolio for use in the N-14 Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Portfolio for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, is accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

(p)	At the Closing Date, the Acquired Trust, on behalf of the Acquired Portfolio, will have good and marketable title to its assets to be transferred to the Acquiring Portfolio pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Portfolio to be transferred to the Acquiring Portfolio pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Portfolio will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Portfolio. As used in this Agreement, the term “Investments” shall mean the Acquired Portfolio’s investments shown on the schedule of its investments as of June 30, 2012, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Portfolio shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Portfolio will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Portfolio pursuant to this Agreement, the Acquiring Portfolio will remain in compliance with such mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Portfolio (collectively, as from time to time amended and supplemented, the “Acquiring Portfolio Prospectus”), as amended through the Closing Date; and

(r)	No registration of any of the Investments under the 1933 Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Portfolio or the Acquired Portfolio, except as previously disclosed by the Acquired Portfolio to and accepted by the Acquiring Portfolio.

4.2	The Acquiring Trust, on behalf of the Acquiring Portfolio, represents and warrants the following to the Acquired Trust and to the Acquired Portfolio as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Portfolio is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Acquiring Trust’s Agreement and Declaration of Trust and the 1940 Act;

(c)	The Acquiring Portfolio Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Portfolio is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Portfolio will have good and marketable title to its assets;

(e)	The Acquiring Trust is not in violation in any material respect of any provisions of its Agreement and Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Portfolio is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Portfolio or any of its properties or assets. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The unaudited statement of assets and liabilities as of June 30, 2012, the unaudited statement of operations for the six months ended June 30, 2012, the unaudited statement of changes in net assets for the six months ended June 30, 2012, and the unaudited schedule of investments as of June 30, 2012, of the Acquiring Portfolio, copies of which will be furnished to the Acquired Portfolio prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquiring Portfolio as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Portfolio has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since June 30, 2012;

(h)	Since June 30, 2012, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Portfolio of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	By the Closing Date, all federal and other tax returns and reports of the Acquiring Portfolio required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquiring Portfolio shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

(j)

For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Portfolio has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification as a regulated investment company within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Acquiring Trust nor the Acquiring Portfolio has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquiring Portfolio is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(k)	The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, par value $.00001 per share, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Portfolio are Class A, Class B, Class D and Class E shares, and at the Closing Date will be Class A, Class B, Class D and Class E shares, having the characteristics described in the Acquiring Portfolio Prospectus. All issued and outstanding shares of the Acquiring Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Portfolio Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Portfolio of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Portfolio may have pursuant to this Agreement);

(l)	The Acquiring Portfolio’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Portfolio Prospectus;

(m)	The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Portfolio enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A or Class B shares of beneficial interest in the Acquiring Portfolio, and will be fully paid and non-assessable (except as set forth in the Acquiring Portfolio Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information to be furnished by the Acquiring Portfolio for use in the N-14 Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Portfolio for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, is accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5.	COVENANTS OF THE ACQUIRED PORTFOLIO AND THE ACQUIRING PORTFOLIO.

The Acquiring Trust, on behalf of the Acquiring Portfolio, and the Acquired Trust, on behalf of the Acquired Portfolio, each hereby covenants and agrees with the other as follows:

5.1	The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

5.2	The Acquired Portfolio will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3	In connection with the meeting of the Acquired Portfolio Shareholders referred to in paragraph 5.2, the Acquired Portfolio will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “N-14 Registration Statement”) which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquiring Portfolio Shares to be distributed to the Acquired Portfolio Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4	The Acquiring Portfolio will advise the Acquired Portfolio promptly if at any time prior to the Closing Date the Acquiring Portfolio becomes aware that the assets of the Acquired Portfolio include any securities which the Acquiring Portfolio is not permitted to acquire.

5.5	Subject to the provisions of this Agreement, the Acquired Portfolio and the Acquiring Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.6	The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO.

The obligations of the Acquired Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Portfolio of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1	The Acquiring Trust, on behalf of the Acquiring Portfolio, shall have delivered to the Acquired Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Portfolio have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2	The Acquiring Trust, on behalf of the Acquiring Portfolio, shall have executed and delivered to the Acquired Portfolio an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Portfolio will assume all of the liabilities of the Acquired Portfolio existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities pursuant to this Agreement.

6.3	The Acquired Trust shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Acquired Trust, to the following effect:

(a)	The Acquiring Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the N-14 Registration Statement referred to in paragraph 5.3, and the Acquiring Portfolio is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and By-laws of the Trust;

(b)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act;

(c)	This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Portfolio and, assuming the Prospectus/Proxy Statement and N-14 Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Portfolio, is the valid and binding obligation of the Acquiring Portfolio enforceable against the Acquiring Portfolio in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws;

(d)	The Acquiring Portfolio has the power to assume the liabilities to be assumed by it hereunder;

(e)	The Acquiring Portfolio Shares to be issued for transfer to the shareholders of the Acquired Portfolio as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares of beneficial interest in the Acquiring Portfolio, assuming that as consideration for such shares not less than the net asset value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied, and no shareholder of the Acquiring Portfolio has any preemptive right of subscription or purchase in respect of such shares;

(f)	The execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Portfolio did not, and the performance by the Acquiring Trust and the Acquiring Portfolio of their respective obligations hereunder will not, violate the Acquiring Trust’s Agreement and Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Portfolio is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Portfolio is a party or by which either of them is bound;

(g)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Portfolio of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained;

(h)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Portfolio existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the N-14 Registration Statement referred to in paragraph 5.3 which are not described therein; and

(i)

To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Portfolio or any of their properties or assets that would impair the

Acquiring Trust’s ability to perform its obligations under this Agreement, and, to the knowledge of such counsel, neither the Acquiring Trust nor the Acquiring Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO.

The obligations of the Acquiring Portfolio to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1	The Acquired Trust, on behalf of the Acquired Portfolio, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Portfolio have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2	The Trust shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Acquired Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

(a)	The Acquired Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the N-14 Registration Statement referred to in paragraph 5.3, and the Acquired Portfolio is a separate series thereof classified in accordance with the applicable provisions of the 1940 Act and the Acquired Trust’s Agreement and Declaration of Trust;

(b)	The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act;

(c)	This Agreement has been duly authorized, executed and delivered by the Acquired Trust on behalf of the Acquired Portfolio and, assuming the Prospectus/Proxy Statement and the N-14 Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Portfolio, the Agreement constitutes the valid and binding obligation of the Acquired Portfolio enforceable against the Acquired Portfolio in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and general principles of equity and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws;

(d)	The Acquired Portfolio has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Portfolio will have duly transferred such assets to the Acquiring Portfolio;

(e)

The execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Portfolio did not, and the performance by the Acquired Trust and the Acquired Portfolio of their respective obligations hereunder will not, violate the Acquired Trust’s Agreement and Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquired Trust or the Acquired Portfolio is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Trust or the Acquired Portfolio is a party or by which either of them is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Delaware state court or governmental authority is required for the consummation by the Acquired Trust or the Acquired Portfolio of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained;

(g)	To such counsel’s knowledge there is no legal or governmental proceeding relating to the Acquired Trust or the Acquired Portfolio existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the N-14 Registration Statement referred to in paragraph 5.3 which are not described therein;

(h)	To such counsel’s knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquired Trust or the Acquired Portfolio or any of their respective properties or assets that would impair the Acquired Trust’s ability to perform its obligations under this Agreement, and, to such counsel’s knowledge, neither the Acquired Trust nor the Acquired Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and

(i)	All issued and outstanding shares of the Acquired Portfolio are legally issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Portfolio’s registration statement, or any amendments thereto, in effect at the time of such issuance.

7.3	The Acquired Portfolio shall have furnished to the Acquiring Portfolio tax returns, signed by a partner of Deloitte & Touche LLP for the fiscal year ended December 31, 2012.

7.4	Prior to the Closing Date, the Acquired Portfolio shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Portfolio’s investment company taxable income for its taxable years ending on or after December 31, 2012 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2012 and on or prior to the Closing Date.

7.5	The Acquired Portfolio shall have furnished to the Acquiring Portfolio a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Portfolio of the securities delivered to the Acquiring Portfolio pursuant to this Agreement.

7.6	The custodian of the Acquired Portfolio shall have delivered to the Acquiring Portfolio a certificate identifying all of the assets of the Acquired Portfolio held by such custodian as of the Valuation Date, and the Acquired Portfolio shall have delivered to the Acquiring Portfolio a statement of assets and liabilities of the Acquired Portfolio as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Trust.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO.

The respective obligations of the Acquired Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

8.1	This Agreement and the transactions contemplated herein shall have been approved by the required vote of the holders of the outstanding shares of the Acquired Portfolio of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

8.2	On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

8.3	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities) deemed necessary by the Acquired Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Portfolio or the Acquiring Portfolio;

8.4	The N-14 Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5	The Acquired Portfolio and the Acquiring Portfolio shall have received a favorable opinion of Sullivan & Worcester LLP satisfactory to the Acquired Trust and the Acquiring Trust substantially to the effect that, for federal income tax purposes, and while the matter is not entirely free from doubt:

(a)	The transfer of all of the Acquired Portfolio assets in exchange solely for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio followed by the distribution of the Acquiring Portfolio Shares to the Acquired Portfolio Shareholders in dissolution and liquidation of the Acquired Portfolio will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Portfolio and the Acquired Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)	No gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the Acquired Portfolio solely in exchange for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio.

(c)	No gain or loss will be recognized by the Acquired Portfolio upon the transfer of the Acquired Portfolio assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio or upon the distribution (whether actual or constructive) of the Acquiring Portfolio Shares to the separate accounts as shareholders of Acquired Portfolio in exchange for their shares of the Acquired Portfolio.

(d)	No gain or loss will be recognized by the separate accounts as shareholders of the Acquired Portfolio upon the exchange of their Acquired Portfolio shares for the Acquiring Portfolio Shares in liquidation of the Acquired Portfolio.

(e)	The aggregate tax basis of the Acquiring Portfolio Shares received by each separate account as a shareholder of the Acquired Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Portfolio shares held by such separate account as a shareholder of the Acquired Portfolio immediately prior to the Closing, and the holding period of the Acquiring Portfolio Shares received by each separate account as a shareholder of the Acquired Portfolio will include the period during which the Acquired Portfolio shares exchanged therefor were held (provided the Acquired Portfolio shares were held as capital assets on the date of the Closing).

(f)	The tax basis of the Acquired Portfolio assets acquired by the Acquiring Portfolio will be the same as the tax basis of such assets to the Acquired Portfolio immediately prior to the Closing, and the holding period of the assets of the Acquired Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Acquired Portfolio.

(g)	The Acquiring Portfolio will succeed to and take into account capital loss carryover, if any, of the Acquired Portfolio described in Section 381(c) of the Code. The Acquiring Portfolio will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

8.6	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Portfolio and the Acquiring Portfolio.

9.	FEES AND EXPENSES.

9.1	Except as otherwise provided for herein, 50% of the expenses of the transactions contemplated by this Agreement incurred by the Acquired Portfolio and the Acquiring Portfolio, whether incurred before or after the date of this Agreement, will be borne by the Acquired Portfolio and the remaining 50% will be borne by MetLife Advisers. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the N-14 Registration Statement under the 1933 Act covering the Acquiring Portfolio Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Portfolio Shares to be issued in connection herewith in each state in which the Acquired Portfolio Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Portfolio shall pay its own federal and state registration fees and each of the Acquired Portfolio and the Acquiring Portfolio shall pay its own portfolio transaction costs.

9.2	In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers or one of its affiliates agree that they shall bear all of the costs and expenses incurred by both the Acquiring Portfolio and the Acquired Portfolio in connection with such transactions.

9.3	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Portfolio nor the Acquired Portfolio shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

9.4	Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1	The Acquired Trust on behalf of the Acquired Portfolio and the Acquiring Trust on behalf of the Acquiring Portfolio agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 1.7, 3.4, 7.3, 9, 10, 13 and 14.

11.	TERMINATION.

This Agreement may be terminated by the mutual agreement of the Acquired Trust and the Acquiring Trust. In addition, either the Acquired Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date:

(a)	Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2013, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Trust and the Acquiring Trust; or

(d)	If the Board of Trustees of the Acquired Trust or the Board of Trustees of the Acquiring Trust, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust on behalf of the Acquired Portfolio and the Acquiring Trust on behalf of the Acquiring Portfolio; provided, however, that following the shareholders’ meeting called by the Acquired Portfolio pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Metropolitan Series Fund, 501 Boylston Street, Boston, MA 02116, attn: Secretary; or (ii) Met Investors Series Trust, 5 Park Place, Suite 1900, Irvine, CA 92614, attn: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS’ FEES.

14.1	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5	A copy of the Certificate of Trust of each of the Acquired Trust and the Acquiring Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that no trustee, officer, agent or employee of either the Acquired Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Portfolio and the Acquiring Portfolio.

14.6	The Acquired Trust, on behalf of the Acquired Portfolio, and the Acquiring Trust, on behalf of the Acquiring Portfolio, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

MET INVESTORS SERIES TRUST, on behalf of its Turner Mid Cap Growth Portfolio

By:
Name:
Title:

METROPOLITAN SERIES FUND, on behalf of its BlackRock Aggressive Growth Portfolio

By:
Name:
Title:

Agreed and accepted as to paragraphs 9.1 and 9.2 only: METLIFE ADVISERS, LLC

By:
Name:
Title:

EXHIBIT B

The information below reflects the various changes expected to be made to BlackRock Aggressive Growth Portfolio on or about January 7, 2013 and assumes the Reorganization occurred. For more information about these changes, please see the discussion in the accompanying Prospectus/Proxy Statement.

Frontier Mid Cap Growth Portfolio (the “Portfolio”)

(formerly, BlackRock Aggressive Growth Portfolio)

Investment Objective

Maximum capital appreciation.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are for the period ended June 30, 2012, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B
Management Fee	0.72%	0.72%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.76%	1.01%
Contractual Fee Waiver(a)	0.01%	0.01%

Total Annual Portfolio Operating Expenses After Fee Waiver	0.75%	1.00%

(a)	Restated to reflect that MetLife Advisers has contractually agreed, for the period January 7, 2013 through April 30, 2014, to reduce the Management Fee for each Class of MSF Portfolio to the annual rate of 0.725% on the first $500 million of average daily net assets, 0.70% on the next $350 million, 0.675% on the next $400 million and 0.65% on amounts in excess of $1.25 billion. This arrangement may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of MSF Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends, that the Portfolio’s operating expenses remain the same and that the fee waiver remains in effect for the specified period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B
1 Year	$77	$102
3 Years	$242	$321
5 Years	$421	$557
10 Years	$941	$1,235

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 111% of the average value of its portfolio.

Principal Investment Strategies

Frontier Capital Management Company, LLC (“Frontier”), subadviser to the Portfolio, invests, under normal market conditions, at least 80% of the Portfolio’s net assets in equity securities of mid-cap companies. Equity securities may include common and preferred stock and convertible securities. Frontier currently defines “mid-cap” companies as those whose market capitalizations at the time of purchase fall within the market capitalization range of companies included in either the Russell Midcap Growth Index (composed of growth stocks in the Russell Midcap Index) or the S&P MidCap 400 Index. As of September 30, 2012, the market capitalizations of companies in the Russell Midcap Index ranged from $501.24 million to $20.05 billion. As of September 30, 2012, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $501.24 million to $13.74 billion.

The Portfolio reserves the flexibility to also invest up to 20% of the Portfolio’s total assets in other securities across the full spectrum from small- to large-cap companies. Frontier may adjust the composition of the Portfolio as market conditions and economic outlooks change. The Portfolio typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts, including emerging market securities. The Portfolio generally will not invest more than 25% of its total assets in foreign securities.

Stock Selection

In selecting securities for the Portfolio, Frontier employs a Growth-at-a-Reasonable-Price approach to identify, in its opinion, the best risk/reward investment ideas in the U.S. equity mid-capitalization universe. Frontier believes that there are three key drivers of long-term, consistent performance. Frontier looks for companies that, in its opinion, have: (i) sound business models with strong management teams and secular growth prospects; (ii) unrecognized earnings power; and (iii) attractive valuations.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk. The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk. Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Convertible Securities Risk. Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Portfolio Turnover Risk. The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. Effective January 7, 2013, Frontier became the subadviser to the Portfolio. Investment performance prior to that date is attributable to the Portfolio’s former investment subadvisers.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

                                                 Highest Quarter             2nd – 2009             20.55%

                                                 Lowest Quarter             4th – 2008             -28.60%

Average Annual Total Return as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	-3.00%	1.81%	3.89%	—	—
Class B	-3.24%	1.55%	N/A	4.12%	4-26-04
Russell Midcap Growth Index (reflects no deduction for mutual fund fees or expenses)	-1.65%	2.44%	5.29%	—	—

Management

Adviser. MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser.

Subadviser. Frontier Capital Management Company, LLC (the “Subadviser”) is the subadviser to the Portfolio.

Portfolio Managers. Stephen M. Knightly, CFA, President at Frontier, has been the lead portfolio manager of the Portfolio since January 2013.

Christopher J. Scarpa, a Vice President at Frontier, has been portfolio manager of the Portfolio since January 2013.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

UNDERSTANDING THE TRUST

The Metropolitan Series Fund (the “Fund”) is an open-end management investment company that offers a selection of 33 managed investment portfolios or mutual funds. Only one of these portfolios is offered through this Prospectus. Please see the Portfolio Summary section of this Prospectus for specific information on the Portfolio.

Investing Through a Variable Insurance Contract

Class A and Class B shares of the Portfolio are currently only sold to separate accounts (the “Separate Accounts”) of Metropolitan Life Insurance Company and certain of its affiliates (collectively, “MetLife” or the “Insurance Companies”) to fund the benefits under the Contracts. As a Contract owner, your premium payments are allocated to the Portfolio in accordance with your Contract. A particular class of the Portfolio may not be available under the Contract you have chosen. The prospectus for the Contracts shows the classes available to you. Please see the Contract prospectus for a detailed explanation of your Contract.

Please read this Prospectus carefully. It provides information to assist you in your decision. If you would like additional information about the Portfolio, please request a copy of the Statement of Additional Information (“SAI”). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

The Portfolio’s name and investment objective are very similar to a certain publicly available mutual fund that is managed by the same subadviser. The Portfolio in this Prospectus is not that publicly available mutual fund and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolio, different fees and expenses, and different asset sizes.

Understanding the Information Presented in this Prospectus

Performance. Performance results shown in this Prospectus, including the Portfolio Summary, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and fee waivers.

Expenses. Unless otherwise noted, the expense information shown is based on expenses incurred during the Portfolio’s most recently completed fiscal year, expressed as a percentage of the Portfolio’s average daily net assets over that period. Because the Portfolio’s asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect a Portfolio’s current asset size. The Portfolio’s annual operating expenses and its asset size will likely vary from year to year and may vary materially. In general, the Portfolio’s annual operating expenses will increase as the Portfolio’s assets decrease and decrease as the Portfolio’s assets increase.

PRIMARY RISKS OF INVESTING IN THE PORTFOLIO

The value of your investment in the Portfolio may be affected by one or more of the following risks identified in the Portfolio Summary and described in greater detail below, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk

The Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by the Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of the Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by the Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. The Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the

Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

Portfolio Turnover Risk

The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. In addition, the Portfolio’s turnover rate may vary significantly from time to time depending on economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in the Portfolio’s subadviser. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES

Investment Objective

The Portfolio’s stated investment objective can be changed without shareholder approval.

Investment Policies

The Portfolio has adopted policies that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit the Portfolio’s investment to a certain percentage of assets or issuers of a certain credit quality.

Selling Portfolio Securities

The Portfolio’s Subadviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive investment opportunities, when the issuer’s investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions or for other investment reasons.

Additional Investment Strategies

In addition to its principal investment strategies, the Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in this Prospectus. More detailed information regarding the various types of securities that the Portfolio may purchase as well as other securities and investment techniques and practices in which the Portfolio may engage, together with their risks, are discussed in the SAI.

Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities in an attempt to achieve its investment objectives.

Securities Lending

To realize additional income, the Portfolio may lend portfolio securities with a value of up to 33 1/3% of the Portfolio’s total assets. At the time the Portfolio makes any loan of portfolio securities, the loan will be secured by collateral in an amount equal to or exceeding 102% of the current market value of the securities loaned (105% for foreign equity securities). The collateral the Portfolio receives will generally take the form of cash, U.S. government securities, letters of credit, or other collateral as deemed appropriate by MetLife Advisers. The Portfolio may use any cash collateral it receives to invest in short-term investments. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Portfolio may be less than the value of the securities on loan. The Portfolio will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Defensive Investment Strategies

Under adverse market or economic conditions, the Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio’s principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although the Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an appreciation in the market or prevent the Portfolio from meeting its investment objective.

Index Description

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values.

ADDITIONAL INFORMATION ABOUT MANAGEMENT

The Fund’s Board of Trustees is responsible for overseeing the business affairs of the Fund. The Trustees meet periodically to review the affairs of the Fund, including the investment strategies of the Portfolio. The Trustees also review the management of the Portfolio’s assets by the Subadviser. Information about the Trustees and executive officers of the Fund is contained in the SAI.

The Adviser

METLIFE ADVISERS, LLC, 501 Boylston Street, Boston, Massachusetts 02116, an affiliate of MetLife, has overall responsibility for the general management and administration of the Portfolio. MetLife Advisers has contracted with the Subadviser to make the day-to-day investment decisions for the Portfolio. MetLife Advisers is responsible for overseeing the Subadviser and for making recommendations to the Board of Trustees relating to, as necessary, hiring and replacing subadvisers to the Portfolio. MetLife Advisers pays the fees of the Subadviser for the Portfolio. MetLife Advisers manages investment portfolios sold to Separate Accounts of MetLife to fund Contracts. These investment portfolios had assets of approximately $110.3 billion as of December 31, 2011.

As compensation for its services to the Portfolio, MetLife Advisers receives monthly compensation at an annual rate of a percentage of the average daily net assets as follows: 0.75% for the first $500 million of the Portfolio’s average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion. For the year ended December 31, 2011, the Portfolio paid MetLife Advisers an investment advisory fee of 0.73% of the Portfolio’s average daily net assets.

MetLife Advisers has contractually agreed, for the period January 7, 2013 through April 30, 2014, to reduce the management fee for each Class of MSF Portfolio to the annual rate of 0.725% on the first $500 million of average daily net assets, 0.70% on the next $350 million, 0.675% on the next $400 million and 0.65% on amounts in excess of $1.25 billion. This arrangement may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of MSF Portfolio.

A discussion regarding the basis of the decision of the Fund’s Board of Trustees to approve the management agreement with MetLife Advisers and the investment advisory agreement with the Subadviser is available in the Portfolio’s most recent annual report which covers the period from January 1, 2011 to December 31, 2011.

The Subadviser

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

The Fund and MetLife Advisers have received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers, subject to certain conditions, and without the approval of shareholders to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new subadviser. Generally, the Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the exemptive order. The Portfolio may not rely on the exemptive order with respect to subadvisers that are affiliated with MetLife Advisers.

MetLife Advisers will pay the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio will not be responsible for the fees paid to the Subadviser.

Frontier Capital Management Company, LLC was founded in 1980, and since 2000 has been a Delaware limited liability company with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc. As of December 31, 2011, Frontier had approximately $9.02 billion in assets under management. Frontier is located at 99 Summer Street, Boston, Massachusetts 02110.

Stephen M. Knightly, CFA, President of Frontier, is the lead portfolio manager of the Portfolio, and Christopher J. Scarpa, Vice President of Frontier, is portfolio manager of the Portfolio. Mr. Knightly joined Frontier in 1992. He has been the lead portfolio manager for Frontier’s mid-cap growth portfolios since 2005. Christopher J. Scarpa joined Frontier in 2001 as an equity research analyst. He assumed assistant portfolio management responsibilities for Frontier’s mid-cap growth portfolios in 2010.

YOUR INVESTMENT

Shareholder Information

The Separate Accounts of MetLife are the record owners of the Portfolio’s shares. Any reference to shareholders of the Portfolio in this Prospectus technically refers to those Separate Accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

However, MetLife solicits instructions from Contract owners when voting at meetings of shareholders. Any voting by MetLife as shareholder would therefore reflect the instructions of Contract owners. Neither the Securities and Exchange Commission nor MetLife requires any specific minimum percentage of Contract owners to provide instructions before MetLife may vote all of the shares attributable to Contract owners participating in a particular Separate Account (or investment division or sub-account thereof), including those from which no voting instructions were received, in the same proportion as the instructions received from Contract owners participating in that same account, division or sub-account (“echo voting”). MetLife seeks to obtain a reasonable level of participation given the particular voting trend. MetLife may use various methods of encouraging Contract owners to provide instructions, including additional solicitations. The practice of echo voting means that a minority of Contract owners may, in practice, determine whether a proposal passes or fails. Please see “Voting Rights” in your Contract prospectus for more information on your voting rights.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Report to Policyholders

The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to you, at least semi-annually, reports which show the Portfolio’s composition and other information. An annual report, with audited information, will be sent to you each year.

Dividends, Distributions and Taxes

Dividends and Distributions

The Portfolio intends to distribute substantially all of its net investment income, if any, at least annually. All net realized long- or short-term capital gains of the Portfolio are also declared and distributed at least annually. Distributions are paid to MetLife’s Separate Accounts, and not to you, the Contract owner. Although the Separate Accounts may opt to receive distributions in cash, distributions are generally made in the form of additional shares. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

Taxes

Set forth below is a discussion of certain U.S. federal income tax consequences relating to the Portfolio. This discussion is not intended as a discussion of the federal income tax consequences to you of purchasing and owning a Contract. For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to its shareholders, the Separate Accounts, in accordance with the timing requirements of the Code. Taxable income consists generally of net investment income and net capital gains. It is the Portfolio’s intention to distribute all of its income and gains so that the Portfolio will incur no federal income tax. If the Portfolio were to incur a liability for federal income tax, the investment performance of the Portfolio would be adversely affected.

Shares of the Portfolio are currently offered only to the Separate Accounts of MetLife. Separate Accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company generally pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. However, no attempt is made here to describe all of the tax consequences of an investment in the Portfolio to such shareholders. For further information concerning the taxation of the Insurance Companies and the Separate Accounts, please refer to the prospectus for the relevant Contract.

In order for Contract owners to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the Separate Accounts underlying those Contracts must comply with certain diversification requirements set forth in section 817(h) of the Code and the regulations thereunder. The Portfolio intends to maintain diversification that will enable Contracts to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. The section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets of a Separate Account underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as the Portfolio qualifies as a regulated investment company and shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. A failure by the Portfolio to satisfy the section 817(h) requirements, or to qualify as a regulated investment company in any taxable year, would generally cause the Contracts funded by the Portfolio to lose their favorable tax status and result in Contract holders being taxable on any income accrued under those Contracts for the current, prior and subsequent taxable years.

In addition, the discussion herein is based on the assumption that the shares of the Portfolio will be regarded as owned by the Separate Accounts for federal income tax purposes. If the Internal Revenue Service finds that

Contract owners have an impermissible level of “investor control” over the investment options underlying the Contracts, the advantageous tax treatment provided in respect of the Separate Accounts under the Code will no longer be available, and the person or persons determined to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of a redemption of Portfolio shares under the applicable Code rules.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Purchase and Redemption of Shares

MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the Separate Accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of a Contract. Such orders are effected, without a sales charge, at the next net asset value per share calculated for the Portfolio.

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund’s Class B shares, Class D shares, Class E shares, Class F shares and Class G shares. Under the distribution and services plans, the Class B, Class D, Class E, Class F and Class G shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B, Class D, Class E, Class F and Class G shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The fees under the distribution and services plans may also be used to reimburse the Fund’s distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio’s shares is calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that class. Currently, the fee is charged at the annual rate of 0.25% for the Class B shares, 0.10% for the Class D shares, 0.15% for the Class E shares, 0.20% for the Class F shares and 0.30% for the Class G shares. The Portfolio may not offer shares of each class. Please see the “Portfolio Summary” section of this Prospectus to determine which share classes the Portfolio offers. Because these fees are part of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of investing over time and may cost you more than paying other types of sales charges.

Market Timing

The Fund’s Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in shares of the Fund’s portfolios, including the Portfolio, that may be harmful to long-term investors or otherwise disruptive to the management of the portfolios (“market timing”), including (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors or (ii) trading that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage a portfolio’s assets. The Fund is not intended for investment by market timers. The Fund does not knowingly accommodate market timing in the portfolios and, to the Fund’s knowledge, there are no arrangements currently in place that are designed to permit any Contract owner to engage in market timing. As discussed above, the Fund reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Fund requires that the Separate Accounts that invest in the portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the Separate Accounts by Contract owners. In addition, MetLife Advisers monitors cash flows of certain portfolios of the Fund identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to all portfolios of the Fund, conducts certain tests to help detect cash outflows or cash flow volatility that may be disruptive to a portfolio manager’s ability to manage the portfolios. If, based on such monitoring or based on reports from a subadviser, MetLife Advisers believes that a portfolio’s cash flows may reflect market timing and it is appropriate given the context of the cash flow volatility (e.g., type of portfolio, amount of assets), MetLife Advisers will refer the matter to the appropriate insurance company or companies.

Further, in accordance with Rule 22c-2 under the 1940 Act, the Fund has contracted with Separate Accounts to enable it to request and receive information regarding transactions in the shares of the Fund’s portfolios and limit transactions that violate the Fund’s policies on market timing.

If the Fund finds that any Insurance Company has in place inadequate policies and procedures, with respect to a particular Separate Account, to detect and deter market timing in shares of the Portfolio and there is evidence of market timing in that Separate Account, the Fund or the Portfolio may be discontinued as an investment option of that Separate Account. In such an event, all Contract owners of such Separate Account would no longer be able to make new investments in the Fund or the Portfolio. The Fund reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Fund’s Ability to Detect and Deter Market Timing

The Portfolio is available as an investment option under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the Separate Accounts by contacting the Insurance Companies. The resulting purchases and redemptions of shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a Contract between the Insurance Company and such owner. Many of these Contracts do not limit the number of transfers among the available portfolios that a Contract owner may make. The terms of these Contracts, the presence of financial intermediaries (including the Insurance Companies) between the Fund and Contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Fund’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Fund’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally

While the Fund will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. Contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cash flow volatility resulting from market timing, especially involving large dollar amounts, may disrupt the portfolio manager’s ability to manage the Portfolio’s assets. Market timing may make it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate trading. Market timing may also cause disruption if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemption requests. In addition, market timing may increase portfolio expenses. For example, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect performance.

Associated with an investment in a portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid, is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

If the Portfolio invests significantly in foreign securities, it may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as “time zone arbitrage”). As discussed more fully below, the Fund has procedures, referred to as fair value pricing, that allow the Fund to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its net asset value. While there is no assurance, the Portfolio expects that the use of fair value pricing will reduce a market timer’s ability to engage in time zone arbitrage to the detriment of the Portfolio’s shareholders.

Share Valuation and Pricing

Net Asset Value

The Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the New York Stock Exchange (“NYSE”) is open. The Portfolio’s shares will not be priced on days on which the NYSE is closed for trading. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company. If the Portfolio holds securities that are traded on foreign exchanges (that may trade on weekends or other days when the Portfolio does not price its shares), the value of the Portfolio’s securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share of each class of shares of the Portfolio is calculated by dividing the class’s net assets by its number of outstanding shares.

Securities Valuation

Any fixed-income securities with remaining maturities of 60 days or less held by the Portfolio are valued at amortized cost. Other portfolio securities of the Portfolio normally are valued at market value. If no current market value quotation is readily available or reliable for a portfolio security, the security will be valued at its fair value as determined by MetLife Advisers in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities (typically at 4:00 p.m. Eastern Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools.

Financial Highlights

The Financial Highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2011) of the Portfolio for the past 5 years (or the life of the class, for those classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts or the Contracts that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for all periods shown. These Financial Highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (“D&T”). D&T’s report with respect to the Portfolio, along with the Portfolio’s financial statements, including any notes thereto, are included in the Fund’s annual report for the year ended December 31, 2011, which is available upon request. Information below for the six-months ended June 30, 2012 has not been audited by D&T.

Frontier Mid Cap Growth Portfolio

Selected Per Share Data

	Class A
	Six Months Ended June 30, 2012		Year ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$26.06		$26.94	$23.38	$15.68	$28.89	$23.96

Income (Loss) From Investment Operations
Net investment income (loss)(a)	0.01		0.02	0.10	0.02	0.04	(0.06)
Net realized and unrealized gain (loss) on investments	1.48		(0.82)	3.48	7.72	(13.25)	4.99

Total from investment operations	1.49		(0.80)	3.58	7.74	(13.21)	4.93

Less Distributions
Distributions from net investment income	0.00		(0.08)	(0.02)	(0.04)	0.00	0.00

Total distributions	0.00		(0.08)	(0.02)	(0.04)	0.00	0.00

Net Asset Value, End of Period	$27.55		$26.06	$26.94	$23.38	$15.68	$28.89

Total Return (%)(d)	5.72	(b)	(3.00)	15.30	49.44	(45.73)	20.58
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	(c)	0.77	0.77	0.79	0.77	0.76
Ratio of net investment income (loss) to average net assets (%)	0.04	(c)	0.09	0.40	0.11	0.16	(0.24)
Portfolio turnover rate (%)	88	(c)	111	91	55	48	49
Net assets, end of period (in millions)	$575.81		$568.16	$644.56	$622.76	$457.84	$937.66

Please see end of Financial Highlights for footnote legend.

Selected Per Share Data

	Class B
	Six Months Ended June 30, 2012		Year ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$24.69		$25.54	$22.21	$14.90	$27.51	$22.88

Income (Loss) From Investment Operations
Net investment income (loss)(a)	(0.03)		(0.04)	0.04	(0.02)	(0.02)	(0.12)
Net realized and unrealized gain (loss) on investments	1.41		(0.79)	3.29	7.33	(12.59)	4.75

Total from investment operations	1.38		(0.83)	3.33	7.31	(12.61)	4.63

Less Distributions
Distributions from net investment income	0.00		(0.02)	0.00	0.00	0.00	0.00

Total distributions	0.00		(0.02)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$26.07		$24.69	$25.54	$22.21	$14.90	$27.51

Total Return (%)(d)	5.59	(b)	(3.24)	14.99	49.06	(45.84)	20.24
Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.03	(c)	1.02	1.02	1.04	1.02	1.01
Ratio of net investment income (loss) to average net assets (%)	(0.21	)(c)	(0.15)	0.18	(0.13)	(0.11)	(0.48)
Portfolio turnover rate (%)	88	(c)	111	91	55	48	49
Net assets, end of period (in millions)	$83.00		$81.11	$83.41	$67.64	$32.05	$45.24

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets and Assumption of Liabilities of

TURNER MID CAP GROWTH PORTFOLIO

a series of

MET INVESTORS SERIES TRUST

5 Park Plaza, Suite 1900

Irvine, California 92614

(800) 638-7732

By and In Exchange For Shares of

BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

(to be renamed Frontier Mid Cap Growth Portfolio)

a series of

METROPOLITAN SERIES FUND

501 Boylston Street

Boston, Massachusetts 02116

(800) 638-7732

This Statement of Additional Information, dated December 19, 2012, relating specifically to the proposed transfer of the assets and liabilities of Turner Mid Cap Growth Portfolio (“MIST Portfolio”), a series of Met Investors Series Trust (“MIST”), to BlackRock Aggressive Growth Portfolio (to be renamed Frontier Mid Cap Growth Portfolio) (“MSF Portfolio”), a series of Metropolitan Series Fund (“MSF”), in exchange for Class A and Class B shares of MSF Portfolio (to be issued to holders of Class A and Class B shares of MIST Portfolio), consists of the information set forth below pertaining to MIST Portfolio and MSF Portfolio and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1)	Statement of Additional Information of MIST relating to MIST Portfolio (SEC File No. 811-10183) dated April 30, 2012, as amended June 6, 2012;

(2)	Statement of Additional Information of MSF relating to MSF Portfolio (SEC File No. 811-03618) dated April 30, 2012, as amended June 6, 2012 and November 30, 2012;

(3)	Annual Report of MIST relating to MIST Portfolio (SEC File No. 811-10183) for the year ended December 31, 2011;

(4)	Annual Report of MSF relating to MSF Portfolio (SEC File No. 811-03618) for the year ended December 31, 2011;

(5)	Semiannual Report of MIST relating to MIST Portfolio (SEC File No. 811-10183) for the six month period ended June 30, 2012;

(6)	Semiannual Report of MSF relating to MSF Portfolio (SEC File No. 811-03618) for the six month period ended June 30, 2012; and

(7)	Pro forma financial information as of June 30, 2012.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of MIST Portfolio and MSF Portfolio dated December 19, 2012. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to MSF at the telephone number or address set forth above.

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Pro Forma Financial Information for the Period Ending June 30, 2012.

The unaudited pro forma information provided herein should be read in conjunction with the annual report and semi-annual report of Met Investors Series Trust Turner Mid Cap Growth Portfolio and Metropolitan Series Fund BlackRock Aggressive Growth Portfolio dated December 31, 2011 and June 30, 2012, respectively, both of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended June 30, 2012 is intended to present ratios and supplemental data as if the merger of the Met Investors Series Trust Turner Mid Cap Growth Portfolio (the “Acquired Portfolio”) into the Metropolitan Series Fund BlackRock Aggressive Growth Portfolio (the “Acquiring Portfolio” and, the Acquiring Portfolio together with the Acquired Portfolio, the “Portfolios”) had been consummated at July 1, 2011.

The Portfolios have the same fund recordkeeping services agent, investment adviser, fund accounting agent and custodian. Each of such service providers has entered into an agreement with each of the Portfolios which governs the provision of services to the Portfolios. Such agreements contain the same terms with respect to each of the Portfolios except for the investment advisory and administrative services contracts. The Acquired Portfolio’s advisory fee is 0.80% on the first $300 million of average daily net assets and 0.70% on amounts in excess of $300 million of average daily net assets. The Acquiring Portfolio’s advisory fee is 0.75% on the first $500 million of average daily net assets, 0.70% on the next $500 million and 0.65% on amounts in excess of $1 billion of average daily net assets. In addition, the Adviser has agreed to reduce the Management Fee of the Acquiring Portfolio, effective January 7, 2013, to the annual rate of 0.725% on the first $500 million of average daily net assets, 0.70% on the next $350 million, 0.675% on the next $400 million and 0.65% on amounts in excess of $1.25 billion.

As of June 30, 2012, the net assets of (i) the Acquired Portfolio were $179,640,867 and (ii) the Acquiring Portfolio were $777,768,197. The net assets of the Portfolios as of June 30, 2012 would have been $957,341,564, which includes $67,500 in merger related expenses, on a pro forma basis. The Acquiring Portfolio after the Reorganization’s net asset value per share, assumes the increase of shares of the Acquiring Portfolio at June 30, 2012 in connection with the proposed Reorganization. The amount of increased shares was calculated based on the net assets, as of June 30, 2012 of the Acquired Portfolio of $77,337,850 and $102,303,017 for Class A and Class B, respectively, and the net asset value of the Acquiring Portfolio of $27.55 and $26.07 for Class A and Class B, respectively. On a pro forma basis shares of the Acquiring Portfolio would have been increased by 2,807,181 and 3,924,166 for Class A and Class B in exchange for Class A and Class B shares of the Acquired Portfolio.

On a pro forma basis for the twelve months ended June 30, 2012, the proposed Reorganization would result in a decrease of $326,970 in the management fees charged, a decrease of $141,496 in other operating expenses, and an increase of $139,951 in Management fee waiver.

The Acquired Portfolio’s net annual portfolio operating expenses were 0.87% and 1.12% for Class A and Class B, respectively, as of June 30, 2012. The Acquiring Portfolio’s net annual portfolio operating expenses were 0.78% and 1.03% for Class A and Class B, respectively, as of June 30, 2012. As a result of the reorganization the Acquiring Portfolio’s pro forma net operating expenses are expected to be 0.75% and 1.00% for Class A and Class B, respectively.

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation, and Subchapter M compliance.

Securities held by the Acquired Portfolio may have to be sold in connection with the merger for the purpose of complying with the investment policies or limitations of the Acquiring Portfolio.

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The merger is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Portfolio or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Portfolio shares received by the shareholders of the Acquired Portfolio will be the same as the aggregate tax basis the shareholders of the Acquired Portfolio held in their shares of the Acquired Portfolio immediately before the merger.

Accounting Survivor. The Acquiring Portfolio is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization. The costs of the reorganization and proxy solicitation will be paid for by the Acquired Portfolio.

Capital Loss Carryforwards. The Acquired Portfolio had no accumulated capital loss carryforwards as of December 31, 2011.

Net realized capital loss carryforwards for federal income tax purposes of $22,041,906 in the Acquiring Portfolio at December 31, 2011 may be utilized to offset future capital gains until expiration in December 2017.

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